SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549
  <P>
                       FORM 8-K12G3
  <P>
                      CURRENT REPORT
  <P>
           PURSUANT TO SECTION 13 OR 15(D) OF
          THE SECURITIES EXCHANGE ACT OF 1934
  <P>
      Date of Report (Date of earliest event reported):
                     September 12, 2000
  <P>
               SIERRA GIGANTE RESOURCES INC.
  <P>
    (Exact Name of Registrant as Specified in Its Charter)
  <P>
                         Nevada
      ( State or Other Jurisdiction of Incorporation)
  <P>

                                                           88-395714
  ----------------------                             -------------------------
  (Commission File Number)                     ( IRS Employer Identification No.)
  <P>
  Suite 1000-355 Burrard St. Vancouver B.C. Canada            V3H-3M5
  (Address of Principal Executive Offices)                   (Zip Code)

  <P>
                      (604) 608-6169
  <P>
     (Registrant's Telephone Number, Including Area Code)
  <P>
                     ANMORE MANAGEMENT INC.
                        128 APRIL RD.
          PORT MOODY, BRITISH COLUMBIA, CANADA V3H-3M5
  <P>
            (Former Name or Former Address,
             if Changed Since Last Report)
  <P>
  ITEM 1. CHANGES IN CONTROL OF REGISTRANT
  <P>
  Pursuant to an Agreement and Plan of Merger
  (the"Acquisition Agreement") effective September 12,
  2000, Sierra Gigante Resources Inc. , a Nevada
  corporation ( the "Company"), acquired one hundred
  percent (100%) of all the issued and outstanding shares
  of common stock ("Common Stock") $ .0001 par value of
  Anmore Management Inc. , a Delaware corporation
  ("Anmore") , from Gerald Ghini , representing  all of the
  shareholder(s)  issued and outstanding common stock of
  Anmore, for $90,000.00 US and 10,000 shares of  $.001 par
  value common stock of the Company (the "Acquisition").
  <P>
  The Acquisition was approved by the Board of Directors
  and a majority of the shareholders of both Anmore and the
  Company on September 12, 2000. The Acquisition is
  intended to qualify as a reorganization within the
  meaning of Section 368 (a) (1) (A) of the Internal
  Revenue Code of 1986, as amended ("IRC").
  <P>
  Upon effectiveness of the Acquisition, pursuant to Rule
  12g-3(a) of the General Rules and Regulations of the
  Securities and Exchange Commission ( the "Commission"),
  the Company elected to become the successor issuer to
  Anmore for Reporting purposes under the Securities
  Exchange Act of 1934 (the "Act") and elects to report
  under the Act effective September 12, 2000.
  <P>
  As of the effective date of the Acquisition Agreement,
  Anmore shall assume the name of the Company. The
  Company's officers and directors will become the officers
  and directors of Anmore. As of the Effective Date, Mr.
  Ghini shall have resigned as an officer and director of
  Anmore.
  <P>
  No subsequent changes in the officers, directors and five
  percent sharehoders of the Company are presently known.
  The following table sets forth information regarding the
  beneficial ownership of the shares of the Common Stock (
  the only class of shares previously issued by the
  Company) at September 12, 2000 by (i) each person known
  by the Company to be the beneficial owner of more than
  five percent (5%) of the Company's outstanding shares of
  Common Stock, (ii) each director of the Company,  (iii)
  the executive officers of the Company, and (iv) by all
  directors and executive officers of the Company as a
  group , prior to and upon completion of this Offering.
  Each person named in the table, has sole voting and
  investment power with respect to all shares shown as
  beneficially owned by such person and can be contacted at
  the address of the Company.
  <P>
     Security Ownership of Certain Beneficial Owners and
                       Management
     ----------------------------------------------------
  <P>
  (a)     Security Ownership of Certain Beneficial Owners
  The Company currently has a total of 11,724,397 shares issued and outstanding. The table below lists the current beneficial ownership of the Company's voting securities by each person known by the Company to be the beneficial owner of more than 5% of such securities.
  Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

  Title of Class       Name and Address of  Amount and Nature
                       Beneficial Owner     of Beneficial Owner     Percent of Class(2)
  --------------------------------------------------------------------------------------
  Common               Ray Merry (1)
                       709 Carleton Drive,
                       Port Moody, BC,
                       Canada, V3H 3K7          6,500,000                 55.44%

  <P>
  (1)     Officer and Director of the Company
  <P>
  The balance of the Company's outstanding Common Shares of 5,224,397 are held by 77 persons plus an unknown number of shareholders holding shares through Cede & Co.
  <P>
  (b)     Security Ownership of Management
  <P>
  The following table sets forth the beneficial ownership for each class of equity securities of the Company beneficially owned by all directors and officers of the Company.

  Title of Class       Name and Address of  Amount and Nature
                       Beneficial Owner     of Beneficial Owner     Percent of Class(2)
  --------------------------------------------------------------------------------------
  Common               Ray Merry (1)           6,500,000                 55.44%
                       709 Carleton Drive,
                       Port Moody, BC,
                       Canada, V3H 3K7
  <P>
  Common               David S. Wiggins (2)      500,000                  4.26%
                       C/o National Title Loans,
                       2419 Kirkwood Highway,
                       Wilmington, Delaware,
                       USA, 19805
  <P>
  Common               Dr. William G. Davenport        0                     0
                       7551 Manitoba Street,
                       Vancouver, BC,
                       Canada, V5X 4S9
  <P>
                       all Officers and          7,000,000               59.70%
                       Directors
                       as a Group (3 persons)

  <P>
  (1)     Officer and Director of the Company
  (2)     Director of the Company
  <P>
    Directors, Executive Officers, Promoters and Control
                      Persons
    ----------------------------------------------------
  <P>
  The directors, officers and significant employees of the Company are as follows:

  Name                         Age       Position
  Raymond Merry                43        President, Chief Executive Officer and Director
  David S. Wiggins             55        Director
  Dr. William G. Davenport     56        Director
  Marino Middleton             55        Consultant

  <P>
  The above listed officers and directors will serve until
  the next annual meeting of the shareholders or until
  their death, resignation, retirement, removal, or
  disqualification, or until their successors have been
  duly elected and qualified.  Vacancies in the existing
  Board of Directors are filled by majority vote of the
  remaining Directors.  Officers of the Company serve at
  the will of the Board of Directors.  There is no family
  relationship between any executive officer and director
  of the Company.
  <P>
  Management Team
  <P>
  Raymond Merry, President, Chief Executive Officer and
  Director   Mr. Merry has served as the Company's
  President, CEO and as a Director since his appointment on
  July 1, 1998.
  <P>
  Mr. Merry has over 20 years of successful entrepreneur
  experience in a variety of business settings.  He was
  President/owner of Eye to Eye Optical Ltd. from
  1979 to 1984.  In this capacity, he was responsible
  for marketing, sales and general management functions.
  Over the last fifteen years, Mr. Merry has been involved
  with Canadian public companies in the acquisition of
  mining properties.  He has been involved in raising
  investment capital for numerous projects and has
  experience with  international investments.  He was a
  director of Bookergold Explorations Ltd. from July 19,
  1996 to September 9, 1998.  Mr. Merry brings an extensive
  knowledge of business management and expertise to the
  Company.
  <P>
  David S. Wiggins, Director   Mr. Wiggins was appointed to
  the Board of Directors of the Company on June 16, 1999.
  <P>
  Mr. Wiggins has been a successful entrepreneur for over
  35 years.  His experience encompasses administrative and
  consultative skills which he honed through his various
  businesses and associations.  Mr. Wiggins commenced with
  providing management services to various nursing homes
  and small companies as owner of Wiggins Associates in
  Havertown, PA.  Next, he was a Partner for Sharpe-
  Wiggins, Ltd., where he was a consultant specializing in
  assisting small to midsize companies in corporate
  planning, development and management.  Mr. Wiggins moved
  on and became a Partner for E.J. Stewart Video, Inc.,
  where he was a financial planner responsible for
  financial decisions, structuring corporate financing,
  budget forecasts and implementations, payroll, conducting
  marketing concepts development and strategic positioning
  functions for the company.  In addition, Mr. Wiggins has
  executed complete organizational structures which include
  market research, strategic positioning, system formation,
  human resource management, advertising and financial
  planning.  From 1997 to the present, Mr. Wiggins has been
  the owner of National Title Loans in Wilmington, DE,
  where his company is an established loan business which
  specializes in personal and automotive loans. From 1982
  to 1996, he worked for Commonwealth Auto Auctions.  He
  worked as a partner at Commonwealth where his duties
  included market research, positioning, system formation,
  hiring, advertising and financial planning.
  <P>
  Mr. Wiggins brings forth an extensive background in
  entrepreneurship, administrative and consultative skills
  to the management team of the Company.
  <P>
  Dr. William G. Davenport, Director   Dr. Davenport was
  appointed to the Board of Directors of the Company on
  March 29, 2000.
  <P>
  Dr. Davenport has a Ph.D. in psychology from the
  University of Newcastle in Australia.  He has authored
  numerous articles in signal detection and decision-
  making.  Dr. Davenport has managed, owned, operated and
  supervised the construction of numerous nursing homes in
  the Greater Vancouver region and is President of both
  High West Homes Ltd. and Argosy Limited (from 1980 to the
  present date), and was a Vice President and Principal of
  Capital Development Corporation from 1991 until 1994.
  Both companies provide financing structures for the
  development of health care centers, nursing homes,
  retirement facilities and multi- family housing units.
  Dr. Davenport's firm has been involved in financing and
  investment structures for international projects.
  <P>
  Dr. Davenport holds a securities license and has
  extensive experience in financing of private and public
  companies.  Prior to his financial career, Dr. Davenport
  held a senior position with the Government of British
  Columbia, Ministry of Advanced Education and was an
  instructor at both the University of British Columbia and
  Simon Fraser University.  Dr. Davenport brings a wide
  range of business and financial experience to the Board
  of Directors of Sierra Gigante.
  <P>
  Marino Middleton, B.A.M.A., Consultant   On March 14,
  2000, Mr. Middleton signed an agreement with the Company
  to act as a consultant.
  <P>
  Mr. Middleton is also the President of Isoplus Quality
  Systems, Ltd., a software development and management
  consulting firm.  He has been a Professor for several
  years and is presently an adjunct professor for The
  University of New Brunswick, Canada, faculty of business
  and Central Michigan University, Faculty of Business
  instructing undergraduate and MBA programs.  He has
  taught and consulted for various colleges (i.e. British
  Columbia Institute of Technology, Vancouver Community
  College, Malaspina University College and the University
  of British Columbia).  Mr. Middleton worked for the
  Ministry of Advanced Education as an Assistant Director
  of Program Research and Curriculum Development for 9
  years prior to his teaching and corporate career.  He has
  published internationally in the areas of decision
  theory, risk taking and perception.  Mr. Middleton's firm
  was a leader in developing software for implementation of
  ISO 9000 standards in Fortune 500 firms and laboratories
  and consulting firms.  Mr. Middleton's company has also
  developed software for safety management (ISM) utilized
  in ships and ISO 14000 for environmental management.
  Currently his firm is specializing in e-commerce,
  management, government funding and Scientific Tax-Credit
  consulting.
  <P>
  The Directors named above will serve until the next
  annual meeting of the shareholders of the Company in the
  year 2001. Directors will be elected for one-year terms
  at each annual shareholder's meeting. Officers hold their
  positions at the appointment of the Board of Directors.
  <P>
  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
  <P>
  Pursuant to the Acquisition Agreement, the Company
  acquired one hundred (100%) of the issued and outstanding
  shares of common stock (Common Stock) of Anmore from
  Gerald Ghini, representing all of the shareholder(s)
  issued and outstanding Common Stock of Anmore, for
  $90,000.00 US and 10,000 shares of $.001 par value common
  stock of the Company. In evaluating the Acquisition,
  Anmore used criteria such as the value of the Company's
  business relationships, goodwill, the Company's ability
  to compete in the Internet business to business auction
  industry, the Company's current and anticipated business
  operations and the background of the Company's officers
  and directors in the B to B industry. No material
  relationship exists between the selling shareholders of
  Anmore or any of its affiliates, any director or officer
  of Anmore and the Company. The consideration exchanged
  pursuant to the Acquisition Agreement was negotiated
  between Anmore and the Company in an arm's-length
  transaction. The consideration paid derived from the
  Company's cash on hand and treasury stock.
  <P>
                         The Company
  <P>
  Description of Business
  -----------------------
  <P>
  Business Development
  <P>
  Sierra Gigante Resources, Inc. (the "Company") is a
  Nevada corporation incorporated on June 3, 1998. From the
  date of its incorporation until March 14, 2000 the
  Company was engaged in the business of acquisition and
  exploration of mineral properties.
  <P>
  The Company initially had one mineral property, located
  in the Fish Springs Mining District, in Utah (the "Crypto
  Property"), which was explored for zinc, copper, silver
  and lead. Pursuant to an option agreement dated April 20,
  1999 (the "Option Agreement") the Company acquired an
  option to earn an undivided 100% interest to acquire the
  Crypto Property by making cash option payments totaling
  Cdn$500,000 and expending a minimum of Cdn$1,500,000 in
  exploration expenditures on the Crypto Property over a
  four year period of which Cdn$200,000 in exploration
  expenditures were required to be made by October 20,
  2000.  In July, 2000 the Company terminated the Option
  Agreement subsequent to having paid Cdn$50,000 as an
  initial payment and having incurred part of the required
  exploration expenditures to be made by October 20, 2000.
  <P>
  Prior to terminating the Option Agreement the Company
  acquired 90 unpatented mineral claims adjacent to the
  Crypto Property but subsequently divested itself of such
  claims after it decided to terminate the Option
  Agreement.
  <P>
  Since March 14, 2000, the Company has been developing and
  implementing an e-commerce web site featuring an auction
  service which will emphasize industrial goods and
  services, under the working-title name "B2B
  AuctionWorld".  The web site will have a "self-listing"
  capability and will feature "virtual malls" on a country-
  by-country basis, allowing users to list, bid on and
  purchase items from within their countries of origin.
  The Company is presently seeking funding to implement the
  e-commerce web site it intends to develop to foster a
  large and growing commerce-oriented auction web site.
  <P>
  Effective May 18, 1999 the Company's Common Stock was
  cleared for an unpriced quotation on the National
  Quotation Bureau's "Pink Sheets".  The Company was
  issued a ticker symbol "SGIG".  Prior to this filing,
  trading in the Company's Common Stock has been limited to
  this market.
  <P>
  The Company intends to apply to list its Common Stock for
  trading on the OTC Electronic Bulletin Board operated by
  the National Association of Securities Dealers Inc.
  ("NASD") on a voluntary basis, because the primary
  attraction of the Company as an e-commerce corporation
  will be its status as a public company.  Any business
  transactions or development will likely result in a
  significant issuance of shares and substantial dilution
  to the present stockholders of the Company.
  <P>
  Acquisition of Industrial E-Commerce Auction Website
  <P>
  On March 14, 2000, the Company and its president, Raymond
  Merry ("Merry") entered into an Assignment Agreement
  ("Agreement") with a British Columbia company, Isoplus
  Quality Systems Ltd. ("Isoplus") and its principal,
  Marino Middleton ("Middleton").  Isoplus had developed an
  e-commerce business concept which featured an internet
  website which would specialize in industrial auctions,
  have a self-listing capability, (whereby users would be
  able to list, purchase and sell items without requiring
  direct involvement by the website owner) and would allow
  for the creation of regional "virtual industrial malls"
  whereby products for sale could be featured on
  independent country-specific locations (the "Business").
  <P>
  Under the terms of the Agreement, Isoplus and Middleton
  assigned all of their right, title and interest in and to
  the Business, together with any related materials (i.e.,
  documentation, business plans, copyright and trademark
  rights, software, domain name, website ownership, etc.)
  to the Company, in return for the following
  consideration:
  <P>
       (a)     the transfer to Middleton of 500,000
               restricted shares in the capital stock of
               the Company from the personal holdings of
               Murray McClaren, a private shareholder in
               the Company;
  <P>
       (b)     retaining Middleton as a consultant to the
               Company; and
  <P>
       (c)     the issuance of 50,000 incentive stock
               options, exercisable over a 2-year period,
               at a price of $0.40 per option to Middleton.
  <P>
  The Company and Merry have, to date, completed the
  transfer of 500,000 shares to Middleton, issued the
  incentive stock options and appointed Middleton as the
  Operations Manager of the Company.
  Competition
  <P>
  E-Commerce Industrial Auction Industry - The market for
  --------------------------------------
  business-to-business trading over the Internet is new,
  rapidly evolving and intensely competitive, and the
  Company expects competition to intensify in the future.
  Barriers to entry are relatively low, and current and new
  competitors can launch new sites at a relatively low cost
  using commercially available software.  The Company has
  identified and expects to compete with a number of other
  companies involved with industrial auctions, particularly
  companies and websites such as: (1) Free Markets Assets
  Exchange, (2) Bliquid.com, (3) Floorspace.com, (4)
  Industrial Auctions U.S., (5) Auctions Industrial
  Exchange + Mart, (6) Trade Yard, (7) Imark.com, (8) e-
  SASA, (9) BigEquip.Com, (10) AuctionIndia.com, and (11)
  Metal link.  Among these competitive auction sites, one
  particular site exclusively covers India; another covers
  the United Kingdom, Canada, Hong Kong, Singapore,
  Malaysia and the United States but is not in real-time or
  has self-listing capabilities; the auction site based in
  the United States is in real-time but not self-listing
  and is basically listings.  Furthermore, there exists two
  specialty sites focused on management, repair and
  operations and another that specializes in metalworks.
  The Company believes that a particular site,
  "Bliquid.com" which is based in the U.S., is comparable
  to the Company's proposed website for its self-listing
  capabilities and real-time operations, however the
  Company's website will operate in real-time and have
  self-listing capabilities operating in at least six (6)
  languages on a selected country-by-country basis
  worldwide.  In addition, companies that control access to
  transactions through network access or Web browsers could
  promote the Company's competitors or charge substantial
  fees for inclusion.
  <P>
  In the e-commerce business sector, there are many
  competitors which have longer company operating
  histories, larger customer bases and greater brand
  recognition in other business and Internet markets than
  the Company.  Some of these competitors also have
  significantly greater financial, marketing, technical and
  other resources.  In addition, companies may receive
  investments from or enter into other commercial
  relationships with larger, well established and well
  financed companies, with a result that these competitors
  may be able to devote more resources to marketing and
  promotional campaigns, adopt more aggressive pricing
  policies and devote substantially more resources to web
  site and systems development than the Company may be able
  to.  Increased competition may result in reduced
  operating margins, loss of market share and diminished
  value of the Company's products.  In order to respond to
  changes in the competitive environment, the Company may,
  from time to time, make pricing, service or marketing
  decisions or acquisitions that could harm the Company's
  business.
  <P>
  Trademarks and Proprietary Rights
  <P>
  The Company regards copyrights, service marks,
  trademarks, trade secrets and similar intellectual
  property as critical to its success, and intends to rely
  on trademark and copyright law, trade secret protection
  and confidentiality and/or license agreements with its
  employees, customers and others to protect its
  proprietary rights.  The Company plans to pursue the
  registration of its trademarks and service marks in the
  U.S. and internationally.  Effective trademark, service
  mark, copyright and trade secret protection may not be
  available in every country in which the Company intends
  to commence business operations.  There can be no
  assurance that steps which may be taken by the Company to
  protect its proprietary rights will be adequate or that
  third parties will not infringe or misappropriate the
  Company's copyrights, trademarks, trade dress and similar
  proprietary rights.  In addition, there can be no
  assurance that other parties will not assert infringement
  claims against the Company.  The Company expects to be
  subject to legal proceedings and claims from time to time
  in the ordinary course of its business, including claims
  of alleged infringement of the trademarks and other
  intellectual property rights of third parties by the
  Company.  Such claims, even if not meritorious, could
  result in the expenditure of significant financial and
  managerial resources.  The Company is not currently aware
  of any legal proceedings pending against it.
  <P>
  Government Regulation
  <P>
  E-Commerce Industrial Auction Industry
  ---------------------------------------
  <P>
  The Company may be subject to the same federal, state and
  local laws as other companies conducting business on the
  Internet.  Currently, there are relatively few laws
  specifically directed towards online services.  However,
  due to the increasing popularity and use of the Internet
  and online services, it is possible that laws and
  regulations will be adopted with respect to the Internet
  or online services.  These laws and regulations could
  cover issues such as online contracts, user privacy,
  freedom of expression, pricing, fraud, content and
  quality of products and services, taxation, advertising,
  intellectual property rights and information security.
  Applicability to the Internet of existing laws governing
  issues such as property ownership, copyrights and other
  intellectual property issues, taxation, libel, obscenity
  and personal privacy is uncertain.  The vast majority of
  these laws was adopted prior to the advent of the
  Internet and related technologies and, as a result, do
  not contemplate or address the unique issues of the
  Internet and related technologies.  Those laws that do
  reference the Internet, such as the recently passed
  Digital Millennium Copyright Act, have not yet been
  ---------------------------------
  interpreted by the courts and their applicability and
  reach are therefore uncertain. In addition, numerous
  states, including the State of California, have
  regulations regarding how "auctions" may be conducted and
  the liability of "auctioneers" in conducting such
  auctions.  No legal determination has been made with
  respect to the applicability of the California
  regulations to the Company's business to date and little
  precedent exists in this area.  One or more states may
  attempt to impose these regulations upon us in the
  future, which could have material adverse effects on the
  Company's business.
  <P>
  Several states have proposed legislation that would limit
  the uses of end-user information gathered online or
  require online services to establish privacy policies.
  The Federal Trade Commission also has recently started a
  proceeding with one online service regarding the manner
  in which end-user information is collected from users and
  provided to third parties.  Changes to existing laws or
  the passage of new laws intended to address these issues
  could directly affect the way the Company does business
  or could create uncertainty in the marketplace.  This
  could reduce demand for the services of the Company or
  increase the cost of doing business as a result of
  litigation costs or increased service delivery costs, or
  could otherwise harm the Company's business.
  <P>
  Research and Development
  <P>
  From June 3, 1998, the date of incorporation of the
  Company, to May 31, 1999 the Company expended $28,052 on
  account of exploration costs and between June 1, 1999 and
  May 31, 2000 the Company expended $122,400 on account of
  exploration costs.  The Company has,  as of the date of
  this filing, made expenditures of approximately $30,000
  in respect to its e-commerce auction business.
  <P>
  Employees
  <P>
  As of the date of this filing, the Company has one full-
  time and one part-time employee.  Within the next twelve
  months of operations, the Company expects to increase its
  employees to approximately five full-time and two part-
  time employees.  All of the Company's employees will be
  employed in the Company's internet e-commerce operations.
  <P>
  Risk Factors
  <P>
  The Company's business is subject to numerous risk
  factors, including the following:
  <P>
  The Company has a limited operating history and the
  ---------------------------------------------------
  Company has not paid any dividends on its shares since
  ------------------------------------------------------
  incorporation.  The only present source of future funds
  --------------
  available to the Company is through the sale of its
  equity shares.  The sale of additional equity capital by
  the Company will cause dilution to existing shareholders
  of the Company.  Failure to obtain additional financing
  on a timely basis could cause the Company to forfeit its
  interest in such properties and reduce or cease its
  operations.  The Company has no history of earnings on
  which investors may rely.  The Company has paid no
  dividends on its shares since incorporation and does not
  anticipate doing so in the foreseeable future.
  There is currently only a limited trading market for the
  --------------------------------------------------------
  Company's securities.  As of the date of this filing,
  ---------------------
  there is a limited market for the Company's securities as
  unpriced quotations on the National Quotation Bureau's
  "Pink Sheets". The Company intends to apply to list its
  Common shares for trading on the OTC Electronic Bulletin
  Board Market operated by the National Association of
  Securities Dealer's Inc. ("NASD") in the United States.
  However, there can be no assurance that the Company's
  application will be approved nor can there be any
  assurance that any market will develop for the Company's
  securities in the future or, if developed, that it will
  continue.
  The adoption of new "penny stock" rules may have a
  ---------------------------------------------------
  potential adverse effect on the market for the Company's
  --------------------------------------------------------
  securities.  The Securities and Exchange Commission has
  -----------
  adopted a Rule which established the definition of a
  "penny stock", for the purposes relevant to the Company,
  as any equity security that has a market price of less
  than US $5.00 per share or with an exercise price of less
  than US $5.00 per share, subject to certain exceptions.
  For any transaction involving a penny stock, unless
  exempt, the rules require:  (i) that a broker or dealer
  approve a person's account for transactions in penny
  stocks; and (ii) the broker or dealer receive from the
  investor a written agreement to the transaction, setting
  forth the identity and quantity of the penny stock to be
  purchased.  In order to approve a person's account for
  transactions in penny stocks, the broker or dealer must
  (i) obtain financial information and investment
  experience and objectives of the person; and (ii) make a
  reasonable determination that the transactions in penny
  stocks are suitable for that person and that person has
  sufficient knowledge and experience in financial matters
  to be capable of evaluating the risks of transactions in
  penny stocks.  The broker or dealer must also deliver,
  prior to any transaction in a penny stock, a disclosure
  schedule prepared by the Commission relating to the penny
  stock market, which in highlight form, (i) sets forth the
  basis on which the broker or dealer made the suitability
  determination; and (ii) that the broker or dealer
  received a signed, written agreement from the investor
  prior to the transaction.  Disclosure also has to be made
  about the risks of investing in penny stocks in both
  public offerings and in secondary trading, and about
  commissions payable to both the broker-dealer and the
  registered representative, current quotations for the
  securities and the rights and remedies available to an
  investor in cases of fraud in penny stock transactions.
  Finally, monthly statements have to be sent disclosing
  recent price information for the penny stock held in the
  account and information on the limited market in penny
  stocks.
  <P>
  If the Company's securities become subject to the rules
  summarized above on penny stocks, the market liquidity
  for the Company's securities could be severely adversely
  affected.
  <P>
  The Company's success is dependent on the continued
  ---------------------------------------------------
  services of key officers, employees, consultants and
  ----------------------------------------------------
  other persons.  The Company depends on a number of key
  --------------
  officers, employees, consultants and other persons, the
  loss of any one of whom could have an adverse affect on
  the Company.  The Company does not carry any key man life
  insurance on any of its key officers, employees or
  consultants and does not intend to acquire same in the
  immediate future. The Company's success also depends on
  its ability to attract and retain additional qualified
  employees.  There can be no assurance that the Company
  will be able to attract and retain key personnel. The
  loss of the services of any of the key personnel, the
  inability to attract or retain qualified personnel in the
  future, or delays in hiring required personnel, could
  have a material adverse affect on the Company's business,
  results of operations and financial condition.
  <P>
  Limited Operating History Revenue and Minimal Assets may
  --------------------------------------------------------
  Result in Losses and Difficulty in Obtaining Financing.
  -------------------------------------------------------
  The Company has had limited operating history, has
  received no revenue from operations and has minimal
  assets. The Company will, in all likelihood, sustain
  operating expenses in excess of revenues until it is
  better established and will therefore require additional
  funding to continue operations and to have sufficient
  working capital to sustain operations.  Because the
  Company has minimal assets it may be difficult or even
  impossible for the Company to obtain debt financing at
  this stage in the Company's development.  No assurances
  can be given that the Company will operate profitably in
  the future or that it will be able to obtain further
  financing.
  <P>
  Without Further Financing the Company may Cease to be a
  --------------------------------------------------------
  Going Concern.  The Company will need additional working
  --------------
  capital to be successful in its planned activity and
  continuation of the Company as a going concern is
  dependent upon obtaining the working capital necessary.
  Management of the Company has developed a strategy which
  it believes will accomplish the objective of obtaining
  further funding through additional equity funding and
  long term financing, which will enable the Company to
  operate in the future.  Although Management believes it
  will be able to obtain such funding for the Company there
  is no assurance they will be successful in order to keep
  the Company operating as a going concern.
  <P>
  New and Developing Technologies/Market Conditions may
  -----------------------------------------------------
  Result in Projections not Being Achieved
  ----------------------------------------
  The e-Commerce marketplace and in particular auctions
  conducted over the Internet have been identified by
  management as significant emerging market segments with
  substantial projected growth potential.  Should these
  market segments not develop in the manner expected, or
  should they fail to develop as quickly as anticipated,
  the Company's business, sales, finances and operating
  results could be materially and adversely affected
  resulting in the Company being less profitable than
  anticipated.
  <P>
  Lack of Experience of Management Could Lessen
  ---------------------------------------------
  Profitability
  -------------
  Management of the Company has only limited business
  experience in running an operating e-commerce company.
  In implementing a successful marketing plan for the
  Company's services, management lacks experience which
  could result in the Company being less efficient with its
  use of funds than if management had more experience.
  Additional management skills and knowledge will be
  required to operate the Company's business profitably if
  sales volumes and revenues increase, and the number of
  employees increase.  Although management intends to
  acquire more experienced personnel in the future as the
  Company grows, until that occurs the Company may be less
  profitable.
  <P>
  Risk of Obsolescence
  ---------------------
  Unless the Company can continue to successfully develop
  and upgrade its products, the products may become
  obsolete compared with other Internet auction businesses
  which are introduced to the market place.  Because
  technology evolves rapidly it is important for e-commerce
  providers to be constantly refining and upgrading their
  products to remain competitive.  Although management
  believes that the Company's personnel have the required
  talent to cause the web-site to remain competitive, there
  is no assurance that the web-site and the products
  provided will not become obsolete.
  <P>
  Competition May Result in Lower Market Share and Lower
  ---------------------------------------------------------
  Profitability.  The market for e-commerce is intensely
  competitive, evolving and subject to rapid technological
  change.  Intensity of competition is likely to increase
  in the future.  Increased competition from new
  competitors is likely to result in loss of market share,
  which could negatively impact the Company's business.
  Competitors vary in size, and in scope and breadth of the
  products and services offered and the Company may receive
  competition from several major competitors.  In addition,
  because there are relatively low barriers to entry in
  this market, additional competition from other
  established and emerging companies may develop.
  <P>
  Many current and potential competitors have longer
  operating histories, significantly greater financial,
  technical, marketing and other resources than the
  Company. As well, many other companies have significantly
  greater name recognition and a larger base of customers.
  Many competitors have well-established relationships with
  clients and potential clients, and have extensive
  knowledge of the industry. Current and potential
  competitors have established or may establish cooperative
  relationships among themselves or with third parties to
  increase the ability of their products to address
  customer needs. Accordingly, it is possible that new
  competitors, or alliances among competitors, may emerge
  and rapidly acquire significant market share which may
  result in lower usage of the Company's services resulting
  in the Company being less profitable.
  <P>
                     Plan of Operation
  <P>
  General Plan of Operation
  <P>
  E-commerce Industrial Auction Industry
  ---------------------------------------
  Management believes that it can capitalize on the
  emerging importance of E-commerce focused on industrial
  goods and services.  The two main areas for growth in
  industrial e-commerce are online auctions and shopping
  cart model virtual stores in which purchases can be made
  directly off the web following the grocery store shopping
  cart model.  It is the intention of the Company to attain
  these two e-commerce areas on the Internet because at
  this point in time there are very few businesses
  exploiting these areas in industrial goods and services.
  The Company's focus on industrial goods and services for
  auctions and virtual stores was made because industrial
  products and services usually have higher sales tags and
  the accompanying commissions on auctions and sales will
  commensurately be higher which management believes it
  can capitalize on.
  <P>
  The Company intends to operate their industrial auction
  site as a free, 24-hour, self-listing site set up on a
  country-by-country basis for selected countries
  worldwide.  The Company will initially target the regions
  of Canada and the United States for its industrial
  auction site services.   The Company's shopping cart
  virtual store set-up for clients will also be a free
  service.  On both the auction and virtual shop industrial
  items sold, the Company expects to collect a commission
  fee of up to 5% of the value of the sale.  Furthermore,
  the Company's virtual stores will be marketing free web
  pages for industrial customers and will be set up by its
  staff in collaboration with its customers.  The Company
  will require their client Company's sales inventory and
  price lists, logo and other pertinent information to set
  up their respective stores thus allowing Buyers to
  purchase online.
  <P>
  E-Commerce Industry Overview
  -----------------------------
  <P>
  United States business-to-business ("B2B") e-commerce
  will hit $2.7 trillion in 2004, as more than 90% of firms
  interviewed described plans to buy and sell on the
  Internet, according to a report titled "e-Market places
  Boost B2B Trade" by Forrester Research (the "Forrester
                      ------------------
  Report").
  <P>
  According to the Forrester Report, the B2B growth will
  also be accelerated by the rapid development of e-
  Marketplace   new models for conducting e-commerce,
  including auctions, aggregators, bid systems and
  exchanges.  By 2004, Forrester expects these e-
  Marketplaces to capture 53% of all online business trade.
  <P>
  "United States businesses are universally preparing to
  buy and sell online, leveraging the Net to build deeper
  relationships with their business partner," states Steven
  J. Kafka, an e-Business Trade analyst at Forrester.  "But
  the rampant growth of online trade through these one-to-
  one business connections will taper off after 2001, as
  firms more actively participate in e-Marketplaces to
  connect with a wider universe of buyers and sellers."
  <P>
  Over the next two years, e-Marketplaces will spring up
  within most industries, attacking outdated business
  practices and inefficient trading relationships,
  according to the Forrester Report.  To determine where
  Net marketplaces will thrive, Forrester Research has
  created the e-Marketplace Opportunity Index (eMOI), which
  estimates the level of e-Marketplace trade with an
  industry based on two characteristics:  1) product fit
  identifying the impact of product standardization,
  perishability and high transaction volumes; and  2)
  industry readiness   modeling the influence of structural
  items like fragmentation, distribution channel complexity
  and unpredictability of supply or demand.  Using the
  eMOI, Forrester Research predicts that e-Marketplaces
  will ultimately account for between 45% and 74% of e-
  commerce in a supply chain.
  <P>
  The largest impact will be in the computing and
  electronics, shipping and warehousing and utilities
  industries where more than 70% of online trade will go
  through e-Marketplaces, Forrester predicts.  By contrast
  heavy industries and aerospace and defense will find less
  than 50% of their e-commerce flowing through e-
  Marketplaces.  As firms hook into e-Marketplaces and
  adopt more dynamic trading practices, existing business
  practices and supply chain relationship will get pulled
  apart, according to the report.  In place of today's
  sequential industry connections, Forrester expects the
  exploding number of new interconnections will create a
  new market structure   e-Business Networks   in which
  partners can switch allegiances without cost, information
  and best practices spread easily and market feedback
  flows in real time.
  <P>
  "Although the majority of firms expect to be drawn into
  e-Marketplaces, they're still not exactly sure how
  they'll participate," Kafka stated, "What is clear, is
  that large companies should treat their participation in
  e-Marketplaces as strategic assets and suppliers must
  prepare themselves for new rules in these dynamic
  marketplaces."
  <P>
  For its report, Forrester Research interviewed 80
  purchasing and sales executives from Fortune 1,000 firms.
  Forrester's business e-commerce forecast is based on a
  model of business-to-business trade in 13 hard-goods
  supply chains and draws upon data from the US Government,
  industry sources and interviews and Forrester's own
  research.  Forrester Research defines B2B e-commerce as
  inter-company trade in which the final order is placed
  over the Internet.
  <P>
  Description of Products and Services
  ------------------------------------
  <P>
  Sierra Gigante has purchased the rights to use the domain
  name "B2Bauctionworld.net," and reserved the corporation
  name of "B2B Auction World, Inc.," with the Registrar of
  Companies in the Province of British Columbia, Canada and
  the State of Nevada.  Presently, a website is being
  designed to carry out the functions presented in the
  Company's concept of providing an industrial online
  auction and  virtual shopping cart site.  Sierra Gigante
  has contracted with Isoplus Quality Systems, Ltd., to
  design and host its website who have completed the front-
  end preliminary page layout.  Many of the links on the
  website are not operative and the page is for
  demonstration purposes only until final completion.  The
  Company's preliminary page may be found at
  http://www.b2bauctionworld.net.
  <P>
  The Company expects to derive additional revenues by the
  provision of financial services related to both auction
  and sales activities.  These services include escrow
  accounts and loans.  The Company will broker these
  services to financial organizations for a fee.
  Currently, the Company does not have any affiliations
  with any financial organizations to provide such products
  and services, and is currently negotiating with certain
  financial organizations to establish its network of
  affiliations.
  <P>
  Status of Online Product Service
  ---------------------------------
  <P>
  Sierra Gigante's website has gone through preliminary
  front-end design for a few screens and may be found at
  the site www.b2bauctionworld.net.  Further design work on
           -----------------------
  the Company's front-end and back-end (database characteristics) linkages on its website still have to be established. Preliminary discussions with the University of British Columbia database personnel have been carried out and they will likely be contracted to assist in the development of the back-end database and linkage to the back end of the site. Extensive coding will likely be contracted to a software development arm of the Ministry of Astrophysics, Chinese Academy of Sciences, Beijing,
  China with which Isoplus Quality Systems has a working relationship. In addition, the Company will contract server and database services with a large provider such as Telus in British Columbia. It is expected that the site will be operational within the next 4 to 6 months.
  Global operation of Sierra Gigante's website is expected to be implemented in 12 months of the start-up date. The
  Company's services of both auction and virtual stores will be provided for the following categories in the table below.
  <P>

                      Industrial Categories Table
  Air Moving/Blowing                Audio Visual              Automotive
  Aviation-Related                  Boilers/Furnaces          Building/Plant Maintenance
  Can & Cap Equipment               Cements                   Ceramics & Tiles
  Chemical Processing               Compressors/Air & Gas     Computer/peripheral
  Construction/Earth Moving         Electrical Power          Electronic
  Environmental                     Fluid/Hydraulic Power     Food/Beverage Processing
  General Machinery                 Laboratory                Leather
  Machine Tools                     Material Handling         Medical
  Metalworking                      Mining/Mineral Processing Office/Furniture
  Oil/Gas Drilling                  Packaging                 Paints/Varnish
  Plastic/Rubber/Paper              Printing                  Pumps
  Refrigeration/Air Conditioning/
   Warm Air                         Ships/Boats/Maritime      Textile
  Testing/Inspection                Woodworking               Valves/Controls
  RESOURCES                         Other
  .     Wood
  .     Coal
  .     Iron Ore
  .     Minerals
  .     Oil
  .     Water

  <P>
  The Company has contacted Trade Commission offices in a
  number of countries to obtain names of firms interested
  in acting as marketing agents in their respective
  countries.  Management expects this process will continue
  until all selected countries are targeted.  Once the
  Company has the names of interested parties, Sierra
  Gigante will follow up and select the best candidates to
  carry its marketing efforts.  It is expected that
  internal marketing and sales personnel are still required
  to be retained for the US and Canada.
  <P>
  The Company has completed a front end model page which
  can be found at http://www.b2cauctionworld.net .  The
  Company is presently linking up its various databases on
  a development page.  It has already developed, linked and
  tested the registration and category listings on its
  auction component and fully developed its industrial mall
  shopping cart model component.  Completion of the
  development is expected to be within 8 to 10 weeks with
  on line status shortly thereafter.
  <P>
  Other Opportunities
  <P>
  In addition, the Company believes that there are numerous
  opportunities to acquire other businesses with
  established bases, compatible operations, experience with
  additional or emerging services and technologies, and
  experienced management.  The Company believes that these
  acquisitions, if successful, will result in synergistic
  opportunities, and may increase the Company's revenue and
  income growth.
  <P>
  The Company intends to seek opportunities to acquire
  businesses, services and/or technologies that it believes
  will complement its business operations.  In addition,
  the Company may seek to acquire certain component
  technologies that may provide opportunities to accelerate
  its exploration, service and development efforts.
  <P>
  Employees
  <P>
  As of the date of this filing, the Company has one full-
  time and one part-time employee.  Within the next twelve
  months of operations, the Company expects to increase its
  employees to approximately five full-time and two part-
  time employees. All of the Company's employees will be
  employed in the Company's Internet e-commerce operations.
  <P>
  Funding Requirements for the next twelve months
  <P>
  The Company anticipates that it will require funding for
  the continued development of its e-commerce operations
  over the next twelve-months.
  <P>
  The Company's present working capital will not be
  sufficient to fund the Company's proposed plan of
  operations for the next twelve months and accordingly,
  the Company will be required to conduct additional share
  issuances to raise further capital.  Such further stock
  issuances will increase outstanding shares, and further
  dilute existing shareholders' interests.  Since the
  Company's common stock is currently subject to the
  existing rules on penny stocks, the market liquidity for
  the Company's securities can be severely adversely
  affected.
  <P>
  Consulting Agreement
  <P>
  On August 1, 2000 the Company entered into an agreement
  with "The Rowe Group" ("TRG") to provide the Company with
  strategic business development, management consulting,
  marketing and sales management, coordinating strategic
  alliances and crisis management services.  The duration
  of the contract is approximately six (6) months ending
  February 1, 2001 and is renewable upon mutual agreement
  of both parties.  The contract may be cancelled during
  the first six (6) month term upon written notice from one
  party to the defaulting party; the defaulting party has
  thirty (30) days to rectify any deficiency.  In addition,
  the agreement may be cancelled after six (6) months by
  either party for any reason upon written notification
  from one party to the other.
  <P>
  In exchange for consulting services, the Company will
  compensate TRG a monthly retainer of $5,000 USD during
  the initial six (6) month period of August 1, 2000 to
  February 1, 2001; reimbursement of out-of-pocket expenses
  up to $500 USD without advance approval from the Company
  and more than $500 USD with the advance approval from the
  Company.  In addition, the Company has agreed to grant
  TRG the option to purchase 400,000 shares of the
  Company's stock at $0.30 per share exercisable within 12
  months of the date of this contract; 50% on signing, 25%
  in three months and 25% in six months.
  <P>
  On August 1, 2000, the option to purchase the Company's
  common stock was further delineated to specify the terms
  of their agreement.  "The Rowe Group" will have the
  option to purchase 400,000 shares at $0.30 per share.
  The purchase of said options shall be exercisable as
  follows:
  <P>
       (a)     TRG may exercise its option to purchase up
               to 200,000 shares of the Company's common
               stock at $0.30 per share upon execution of
               this option agreement.
  <P>
       (b)     TRG may exercise its option to purchase up
               to an additional 100,000 shares of the
               Company's common stock at $0.30 per share on
               or after November 1, 2000.
  <P>
       (c)     TRG may exercise its option to purchase up
               to an additional 100,000 shares of the
               Company's common stock at $0.30 per share on
               or after February 1, 2001. See Item 3 below.
  <P>
  Description of Property
  -----------------------
  <P>
  Facilities
  <P>
  The Company's headquarters and facilities are located at
  355 Burrard Street, Suite #1000, Vancouver, BC Canada V6C
  2G8.
  If additional facilities are needed, the Company believes
  that suitable expansion space is available to meet its
  future needs at commercially reasonable terms.
  Currently, the Company's office provides sufficient work
  space to commence with initial operations.  The office
  consists of 850 square feet leased to the Company at the
  rate of approximately $4.00 (Can.) per square foot or
  $3424.00 (Can.) per month including goods and services
  tax.
  <P>
  Investment Policies
  <P>
  Management believes that by diversifying its business
  operations to include an investment in the business-to-
  business E-commerce sector, it can capitalize on a market
  niche focused on industrial products and services which
  allows for greater profit potential with regard to the
  capital outlays for such products and services.
  <P>
  Legal Proceedings
  <P>
  The Company is not a party to any current legal
  proceedings, nor are any legal proceedings currently
  pending or threatened against the Company.
  <P>
  EXECUTIVE COMPENSATION
  ----------------------
  <P>
  The following table is a summary of the compensation paid to the President and Chief Executive Officer (one person) of the Company, the four highest paid executive officers and the four highest paid employees (not serving as Executive Officers) for the past fiscal years (the "Named
  Executive Officers"):
  <P>

                               SUMMARY COMPENSATION TABLE
                           Annual Compensation         Long Term Compensation
                           -------------------         -------------------------
                                                       Awards                 Pay-outs
                                                       -------------------------------------
                                       Other           Restricted Securities
                                       Annual          Stock      Underlying LTIP All Other
  Name and                             Compensa-       Award(s)   Options    Payouts Compen-
  Principal                            tion            ($)        SAR's       ($)    sation
  Position        Year  Salary   Bonus   ($)                        (#)                 ($)
  ------------------------------------------------------------------------------------------
  Raymond Merry, 1998(1) -0-     -0-    -0-            -0-         -0-        -0-     -0-
  President,
  CEO            1999(2) 20,000   -0-   -0-            -0-         -0-        -0-     -0-
  <P>
  David S. Wiggins
  Director       1998(1) -0-      -0-   -0-            -0-         -0-        -0-     -0-
                 1999(2) NIL      -0-   -0-            -0-         -0-        -0-     -0-
  </TABLE
  <P>
  (1)     For the period from June 3, 1998 (inception) to
  May 31, 1999.
  <P>
  (2)     For the fiscal year June 1, 1999-May 31, 2000.
  Mr. Merry's salary of $4,000 per month commenced January
  1, 2000 and has been accrued but not paid.
  <P>
  In additional to the base salary, annual bonuses may be
  paid based on profitability and performance of the
  Company.  These bonuses will be set, from time to time,
  by the Board of Directors.
  <P>
  Management's salary will be based upon the performance of
  the Company.  Management's performance bonuses will be
  decided by a disinterested majority of the Board of
  Directors of the Company.  In addition, management's base
  salaries can be increased by the Board of Directors of
  the Company based on the attainment of financial and
  other performance guidelines set by the Company.
  <P>
  There were no grants of stock options to the Named
  Executive Officers during the period from June 3, 1998 to
  May 31, 1999.  However, subsequent to the Company's May
  31, 1999 fiscal year-end, the Company granted stock
  options to the Named Executive Officers on August 2, 1999
  pursuant to a stock option plan .  The Company's Board of
  Directors instituted a formal stock option plan on August
  2, 1999, in which a total of 783,311 shares of Common
  Stock of the Company were reserved for issuance under the
  Company's 1999 Stock Option Plan (the "Plan").  The Plan
  was adopted and approved by the Company's Board of
  Directors on August 2, 1999, and provided for a grant to
  the Company's officers, directors and key employees and
  consultants options to purchase Common Stock at a
  purchase price of $0.10 per share of Common Stock.
  Pursuant to the Plan the Company granted Ray Merry an
  option to purchase 383,311 shares at an exercise price of
  $0.10 per share and granted David S. Wiggins an option to
  purchase 100,000 shares at an exercise price of $0.10 per
  share.  The Plan expired by its own terms (as adopted by
  the Board of Directors) on August 2, 2000, and
  accordingly there are no stock options outstanding as of
  the date of this filing.
  <P>
  There were no long term incentive plans ("LTIP") in place
  for any Named Executive Officer of the Company during the
  most recently completed financial year.
  <P>
  During the most recently completed financial year there
  was no arrangement, standard or otherwise, for cash or
  non-cash compensation, pursuant to which directors were
  compensated by the Company in their capacity as directors
  except for the granting of incentive stock options.
  <P>
  There are no plans or arrangements for the compensation
  of the Named Executive Officers in the event of their
  termination of employment or a change of responsibilities
  following a change of control.
  <P>
  Pursuant to a consulting agreement dated March 14, 2000
  between Marino Middleton and the Company, Mr. Middleton
  is paid Cdn$50.00 per hour for services rendered.
  <P>
  CERTAIN RELATIONSHIPS AND RELATED TRANSACTION
  ----------------------------------------------
  <P>
  There are no related party transactions, or any other
  transactions or relationships required to be disclosed
  pursuant to Item 404 of Regulation S-B apart from the
  following:
  <P>
  (a)     Marino Middleton   Consulting Agreement.  On
                             ---------------------
  March 14, 2000, the Company entered into a Consulting
  Agreement with Marino Middleton.  The Consulting
  Agreement is for an initial six-month term, and may be
  extended for further six-month terms on the mutual
  agreement of the parties.  Under the terms of the
  Consulting Agreement, Mr. Middleton provides the Company
  with computer-related services, including, but not
  limited to, website design, software and database
  application design and implementation, market research
  and promotion, co-ordination of staffing and employees
  and such further and other services as the parties may
  agree to.  Mr. Middleton is compensated on an hourly rate
  for such services as he may be called upon to provide, at
  the rate of Cdn$50.00 per hour.
  <P>
  (b)     Marino Middleton   Assignment Agreement.  On
                             ---------------------
  March 14, 2000, the Company entered into an Assignment
  Agreement with Isoplus Quality Systems Ltd., and its'
  principal Marino Middleton whereby the Company was
  assigned all of Isoplus and Middleton's right, title and
  interest in and to the e-commerce industrial auction
  website concept and related programming and documentation
  (see Item 1   "Description of Business" for full
  details).
  <P>
  None of the directors, executive officers nor any member
  of the immediate family of any director or executive
  officer has been indebted to the Company since its
  inception.
  <P>
  DESCRIPTION OF SECURITIES
  -------------------------
  <P>
  The Company's authorized capital stock consists of
  25,000,000 shares of Common Stock, $0.001 par value per
  share.  There are 11,724,397 Common Shares issued and
  outstanding as of the date of this filing.
  <P>
  The holders of the Common Stock:  (i) have equal rights
  to dividends from funds legally available therefore,
  ratably when as and if declared by the Board of Directors
  of the Company; (ii) are entitled to share ratably in all
  assets of the Company available for distribution to
  holders of Common Stock upon liquidation, dissolution, or
  winding up of the affairs of the Company; (iii) do not
  have preemptive, subscription or conversion rights and
  there are no redemption or sinking fund provisions
  applicable thereto; (iv) are entitled to one non-
  cumulative vote per share of Common Stock, on all matters
  which stockholders may vote on at all meetings of
  Shareholders; (v) all of the shares of Common Stock, now
  outstanding are fully paid and non-assessable; and (vi)
  the holders of Common Stock have no conversion,
  preemptive or other subscription rights.  There is no
  cumulative voting for the election of directors.
  <P>
  MARKET PRICE FOR COMMON EQUITY AND RELATED STOCKHOLDER
  MATTERS
  <P>
  (a)     Market Information
          ------------------
  <P>
  The Company's Common Stock is cleared for an unpriced
  quotation on National Quotation Bureau's "Pink Sheets".
  Currently, trading in the Company's Common Stock on this
  market has been limited.  The Company intends to apply to
  list its Common Stock for trading on the OTC Electronic
  Bulletin Board Market operated by the National
  Association of Securities Dealer's Inc. ("NASD").
  However, there is no assurance that any market will
  develop or, if such a market does develop, that it will
  continue.
  <P>
  Summary of the Closing Bid Prices for the Quarter Ended:

  Date                              High     Low
  June 30, 1999                      N/A     N/A
  September 30, 1999                 N/A     N/A
  December 31, 1999                  .40     .25
  March 29, 2000                     .25     .25
  June 31, 2000                      .40     .125

  <P>
  The Securities and Exchange Commission adopted Rule 15g-
  9, which established the definition of a "penny stock,"
  for purposes relevant to the Company, as any equity
  security that has a market price of less than $5.00 per
  share or with an exercise price of less than $5.00 per
  share, subject to certain exceptions.  For any
  transaction involving a penny stock, unless exempt, the
  rules require: (i) that a broker or dealer approve a
  person's account for transactions in penny stocks; and
  (ii) the broker or dealer receive from the investor a
  written agreement to the transaction, setting forth the
  identity and quantity of the penny stock to be purchased.
  In order to approve a person's account for transactions
  in penny stocks, the broker or dealer must (i) obtain
  financial information and investment experience and
  objectives of the person; and (ii) make a reasonable
  determination that the transactions in penny stocks are
  suitable for that person and that person has sufficient
  knowledge and experience in financial matters to be
  capable of evaluating the risks of transactions in penny
  stocks.  The broker or dealer must also deliver, prior to
  any transaction in a penny stock, a disclosure schedule
  prepared by the Commission relating to the penny stock
  market, which, in highlight form, (i) sets forth the
  basis on which the broker or dealer made the suitability
  determination; and (ii) that the broker or dealer
  received a signed, written agreement from the investor
  prior to the transaction.  Disclosure also has to be made
  about the risks of investing in penny stock in both
  public offering and in secondary trading, and about
  commissions payable to both the broker-dealer and the
  registered representative, current quotations for the
  securities and the rights and remedies available to an
  investor in cases of fraud in penny stock transactions.
  Finally, monthly statements have to be sent disclosing
  recent price information for the penny stock held in the
  account and information on the limited market in penny
  stocks.
  <P>
  There can be no assurances that the Company will qualify
  its securities for listing on NASD or some other national
  exchange, or be able to maintain the maintenance criteria
  necessary to insure continued listing.  The failure of
  the Company to qualify its securities or to meet the
  relevant maintenance criteria after such qualification in
  the future may result in the discontinuance of the
  inclusion of the Company's securities on a national
  exchange.  In such event, trading, if any, in the
  Company's securities may then continue in the National
  Quotation Bureau's "Pink Sheets".  As a result, a
  shareholder may find it more difficult to dispose of, or
  to obtain accurate quotations as to the market value of,
  the Company's securities.
  <p>
  (b)     Holders.
          --------
  <P>
  There are approximately 77 holders of the Company's
  Common Stock, not including shareholders who hold their
  shares in the name of Cede & Co.
  <P>
  As of the date of this Registration Statement,
  approximately 9,500,000 shares of the Company's Common
  Stock are restricted pursuant to Rule 144 promulgated
  under the Securities Act of 1933, as amended.  In
  general, under Rule 144, a person (or persons whose
  shares are aggregated), who has satisfied a one year
  holding period, under certain circumstances, may sell
  within any three-month period a number of shares which
  does not exceed the greater of one percent of the then
  outstanding Common Stock or the average weekly trading
  volume during the four calendar weeks prior to such sale.
  Rule 144 also permits, under certain circumstances, the
  sale of shares without any quantity limitation by a
  person who has satisfied a two-year holding period and
  who is not, and has not been for the preceding three
  months, an affiliate of the Company.
  <P>
  None of the outstanding restricted shares are currently
  available for resale pursuant to Rule 144.
  <P>
  (c)       Dividends.
            ----------
  <P>
  The Company has not paid any dividends to date and has no
  plans to do so in the immediate future.
  <P>
  LEGAL PROCEEDINGS
  <P>
  There is no litigation pending or threatened by or
  against the Company.
  <P>
  RECENT SALES OF UNREGISTERED SECURITIES
  <P>
  Since it's incorporation on June 3 1998, the Company has
  made the following issuances of unregistered securities:
  <P>
  1.8,000,000 shares of common stock were issued at the
  initial meeting of the Company's shareholders following
  its incorporation, at a par value of $0.001 to its
  founders for cash of $8,000.  Accordingly, the issuance
  of shares was exempt from the registration requirements
  of the Act pursuant to Section 4(2) of the Act. These
  shares are restricted pursuant to Rule 144 and were
  issued  to the following persons:
  <P>
  Name                             No. of Shares
  Ray Merry                            6,500,000
  Domenic Del Monte                      500,000
  Murray McClaren                        500,000
  Shannon MacQuarrie                     500,000
  <P>
  2. 761,160 shares of common stock were issued by the Company on August 28, 1998 at a price of approximately
  $0.07 per share (See chart below). Such shares were issued pursuant to an exemption from registration provided by Regulation D, Rule 504.

  Name                No. of                 Name                   No. of
                      Share                                         Shares
  Edward Smith          5,000                Ellen Henderson         8,000
  Shannon MacQuarrie    4,000                Elizabeth Rowand        8,000
  Tracey Weloy          4,000                Lorenzo Sarra           8,000
  Brenda Dowell         4,000                Cesare Gentile          8,000
  Alberta Joihnstone    4,000                Dave Weloy             10,000
  Margaret MacQuarrie   6,000                Ray Wiseman             8,000
  Sandra DiPalma        2,400                Ellen Troobitscoff      5,000
  Angilo Bavaro         6,400                Howard T. Garbe         8,000
  Patti Mackay          4,000                Carole Milner           8,000
  Michael Cafe          4,000                Denise Parker           5,000
  Peter Popovich        4,000                Mark Dowell             8,000
  Donna McCarthy        4,000                J. Paul Stevenson      10,000
  Rob Chuter            4,000                Chris Sampson           8,000
  Angella Cottreau      2,000                Bruce MacDonald         8,000
  Shane Cottreau        2,000                Bonnie Berg             8,000
  Michelle Eckstein     2,000                Darvyn Keating          8,000
  Chris Cade           13,360                Gordon Weary            8,000
  Bruce Hollingshead   50,000                Erin O'Brien            8,000
  Gord Karpinsky        5,000                DM Weary                5,000
  Glenn Yamada         12,000                John J. Plourde         8,000
  Kenneth D. Hanson     4,000                Steve Horvat            8,000
  Guy McKintuck         4,000                Sam Klassen             5,000
  Remi Trudel           4,000                Denise Mayo            10,000
  Irene Fabbian         4,000                Raquel Mayo             8,000
  Ernie Fabbian         4,000                Steven Harris          10,000
  Darryl G. Morris      5,000                Cynthia Chan           28,000
  Colin R. Anderson     4,000                Tanya Chan             10,000
  Dale R. Anderson      4,000                Derek Szeto             8,000
  Sergio Zanatta        4,000                Pi-llwa Wong            8,000
  Al Hebenton           4,000                Chun Wing Wong          8,000
  Glenn Yamada         28,000                Tyron Tsui              8,000
  Christina Merry      10,000                Breck Lemke             8,000
  Robert J. Parker     25,000                Cyrna Point             8,000
  John L. Patrick      10,000                Alex Yim                8,000
  Vince DiPalma         8,000                Jerry W, Lemke          8,000
  Maria Thompson        5,000                Louise Szeto            8,000
  Frank Ludtke          8,000                Joshua Cabrak           8,000
  Tony Sarra           10,000                Gertie Quon             8,000
  Antonio Marinelli    50,000                Maria Selomenia Showy   8,000
  Carlo Minion          6,000                Robert Vermeulen        8,000
  Pavel Andrash         8,000                Clara Vermeulen         8,000
  Guido Del Monte       8,000                Day Szeto               8,000
  Deanna Del Monte      8,000                Silvana Szeto           8,000
  Victoria L. Del Monte 8,000                Raymond Chan            8,000
  Kay Hardeman          8,000
  Mark Henderson        8,000

  <P>
  3. 220,236 shares of common stock were issued by the Company on April 6, 1999 at a price of approximately
  $0.25 per share (See chart below). Such shares were issued pursuant to an exemption from registration provided by Regulation D, Rule 504.
  <P>
  (A)71,752 shares of common stock were issued by the Company on April 6, 1999 at a price of $0.25 per share to the following persons:

           Name                             No. of
                                            Shares
           Glen Horn                        13,072
           Sergio Zanatta                   13,072
           Tina Winteringham                 5,228
           Hugh Dan McDonald                 9,152
           Mary Guthrie and Art Guthrie     12,000
           G. Dell Hudson & Norma Hudson     5,228
           John Massullo                     4,000
           William Johnstone                 4,000

  (B)148,484 shares of common stock were issued by the Company on April 6, 1999 at a price of $0.25 per share of conversion of convertible debentures to the following persons:

           Name                             No. of
                                            Shares
           Gord Karpinsky                    5,152
           Kevin Morneau                    10,000
           Garnet Best                       4,000
           James Best and Cari Best          2,000
           Bruce Hollingshead               50,000
           Glenn Yamada                     20,000
           Kevin Morneau                    10,000
           Ed Smith                         53,332

  <P>
  4.  50,000 shares of common stock were issued by the
  Company to Michael Elson on April 6, 1999 at a price of
  $0.40 per share for conversion of convertible debentures.
  Such shares were issued pursuant to an exemption from
  registration provided by Regulation D, Rule 504.
  <P>
  5.  10,000 shares of common stock were issued by the
  Company to David S. Wiggins on April 6, 1999 at a price
  of $0.35 per share for conversion of convertible
  debentures. Such shares were issued pursuant to an
  exemption from registration provided by Regulation D,
  Rule 504.
  <P>
  6.  2,000,000 shares of common stock were issued by
  the Company on June 24, 1999 at a price of $0.001 per
  share as follows: (1) 529197 BC Ltd. - 1,000,000 shares;
  (2) Ken Smith - 500,000 shares and (3) David S. Wiggins -
  500,000 shares. Accordingly, the issuance of shares was
  exempt from the registration requirements of the Act
  pursuant to Section 4(2) of the Act. These shares are
  restricted pursuant to Rule 144.
  <P>
  7.  505,667 shares of common stock were issued by
  the Company on March 9, 2000 to American Global
  Investment, Inc. at a price of $0.30 per share. Such
  shares were issued pursuant to an exemption
  from registration provided by Regulation D, Rule 504.
  These shares are restricted pursuant to Rule 144.
  <P>
  8.  100,000 shares of common stock were issued by
  the Company to Linzey Capital Inc. on March 16, 2000 at a
  price of $0.30 per share. Such shares were issued
  pursuant to an exemption from registration provided by
  Regulation D, Rule 504.  These shares are restricted
  pursuant to Rule 144.
  <P>
  9.  77,334 shares of common stock were issued by the
  Company to American Global Investment, Inc. on July 28,
  2000 at a price of $0.30 per share.  Such shares were
  issued pursuant to an exemption from registration
  provided by Regulation D, Rule 504. These shares are
  restricted pursuant to Rule 144.
  <P>
  Of the 11,724,397 shares of Common Stock outstanding,
  10,000,000 shares which are owned by certain founding
  shareholders, key employees and/or consultants are
  restricted pursuant to Rule 144 of the Securities Act of
  1933.  Such shares will not be available for sale in
  the open market without registration except in reliance
  upon Rule 144 under the Act.  In general, under Rule 144
  a person (or persons whose shares are aggregated) who has
  beneficially owned shares acquired in a non-public
  transaction for at least one year, including persons who
  may be deemed "affiliates" of the Company, as that term
  is defined under the Act, would be entitled to sell
  within any three (3) month period, a number of shares
  that does not exceed the greater of one percent (1.0%) of
  the then outstanding shares of Common Stock, or the
  average weekly reported trading volume on all national
  recognized securities exchanges during the four (4)
  calendar weeks preceding such sale, provided that
  certain current public information is then available.
  Upon eligibility, if a substantial number of shares owned
  by certain founding shareholders, key employees and/or
  consultants were sold pursuant to Rule 144 or registered
  offering, the market price of the Common Stock could be
  adversely affected.
  <P>
  Each shareholder set forth above was either an
  "accredited investor" (as that term is defined in the
  1933 Act) or a sophisticated investor, and each
  shareholder was provided all information necessary
  in order to allow each investor to exercise their
  respective business judgment as to the merits of the
  investment.
  <P>
  INDEMNIFICATION OF DIRECTORS AND OFFICERS
  <P>
  The Company's Articles of Incorporation provide that
  officers and directors shall have no personal liability
  to the corporation or its stockholders for damages for
  breach of fiduciary duty as an officer or director.  This
  provision does not eliminate or limit the liability of an
  officer or director for acts or omissions which involve
  intentional misconduct, fraud or a knowing violation of
  law or the payment of dividends and/or distributions in
  violation of Nevada Revised Statutes.  With respect to
  matters as to which the Company's officers and directors
  and others are determined to be liable for misconduct or
  negligence, including gross negligence in the performance
  of their duties to the Company, Nevada law provides for
  indemnification only to the extent that the court in
  which the action or suit is brought determines that such
  person is fairly and reasonably entitled to
  indemnification for such expenses which the court deems
  proper.
  <P>
  Insofar as indemnification for liabilities arising under
  the 1933 Act may be permitted to officers, directors or
  persons controlling the Company pursuant to the
  foregoing, the Company has been informed that in the
  opinion of the U.S. Securities and Exchange Commission
  such indemnification is against public policy as
  expressed in the 1933 Act, and is therefore
  unenforceable.
  <P>
  ITEM 3. BANKRUPTCY OR RECEIVERSHIP
  <P>
  No court or governmental agency has assumed jurisdiction
  over any substantial part of the Company's business or
  assets.
  <P>
  ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
  <P>
  The Company's former accountant, Tim Lilligren, willingly
  resigned  on May 31, 1999 because he was not qualified
  under the required Securities and Exchange Commission
  practice guidelines to provide the necessary accounting
  statements.  The principal accountant's report on the
  Company's financial statements for the past two years did
  not contain an adverse opinion or disclaimer of opinion
  and were not modified as to uncertainty, audit, scope or
  accounting principals.  The decision to change
  accountants was recommended and approved by the board of
  directors.  There were no disagreements with the former
  accountant on any matter of accounting principals or
  practices, financial statements disclosure or auditing
  scope or procedure.  The Company hired the accounting
  firm of Elliott, Tulk, Pryce Anderson, Chartered
  Accountants to replace the former accountants to act as
  principal accountants to audit the Company's financial
  statements.
  <P>
  Finally, Elliott Tulk Pryce Anderson, Chartered
  Accountants, prepared the Company's reviewed financial
  statements for the quarter ended August 31, 2000 and
  unaudited pro forma combined condensed financial
  statements contained herein. Elliott Tulk Pryce
  Anderson has been retained as the Company's new
  accountants.
  <P>
  ITEM 5. OTHER EVENTS
  <P>
  SUCCESSOR ISSUER ELECTION. Pursuant to Rule 12g-3(a) of
  the General Rules and Regulations of the Securities and
  Exchange Commission, the Company elected to become the
  successor issuer to Anmore Management Inc. for reporting
  purposes under the Securities Exchange Act of 1934 and
  elects to report under the Act effective September 12,
  2000.
  <P>
  ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
  <P>
  No directors have resigned due to a disagreement with the
  Company since the date of the last annual meeting of
  shareholders.
  <P>
  ITEM 7. FINANCIAL STATEMENTS
  <P>
  The audited consolidated financial statements for the
  year ending May 31, 2000, the year ending May 31, 1999,
  and the reviewed financial statements for the quarter
  ending August 31, 2000 are filed herewith.  We have also
  included the unaudited pro forma combined financial
  statements for the quarter ending August 31, 2000.
  <P>
  ITEM 8. CHANGE IN FISCAL YEAR
  <P>
  There has been no change in the Company's fiscal year.
  <P>
             SIERRA GIGANTE RESOURCES, INC.
     UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
          FOR THE PERIOD ENDED AUGUST 31, 2000
      PRO FORMA COMBINED CONDENSED FINANCIAL DATA
  <P>
  To the Board of Directors
  <P>
  Sierra Gigante Resources
  Vancouver B.C. Canada
  <P>
  The Unaudited Pro Forma Combined Statement of Operations
  of the Company for the three-month period ended August
  31, 2000 and the year ended May 31, 2000(the "Pro Forma
  Statements of Operations") and the Unaudited Pro Forma
  Combined Balance Sheet of the Company as of August 31,
  2000 and May 31, 2000, have been prepared to illustrate
  the estimated effect of the Anmore Management, Inc
  Transactions.  The Pro Forma Financial Statements do not
  purport to be indicative of the results of operations or
  financial position of the Company that would have
  actually been obtained had such transactions been
  completed as of the assumed dates and for the period
  presented, or which may be obtained in the future.  The
  pro forma adjustments are described in the accompanying
  notes and are based upon available information and
  certain assumptions that the Company believes are
  reasonable.  The Pro Forma Financial Statements should be
  read in conjunction with the separate historical
  consolidated financial statements of Sierra Gigante
  Resources and Anmore Management, Inc. and the notes
  thereto.
  <P>
  A preliminary allocation of the purchase price has been
  made to major categories of assets and liabilities in the
  accompanying Pro Forma Financial Statements based on
  available information.  The actual allocation of purchase
  price and the resulting effect on income from operations
  may differ significantly from the pro forma amounts
  included herein.  These pro forma adjustments represent
  the Company's preliminary determination of purchase
  accounting adjustments and are based upon available
  information and certain assumptions that the Company
  believes to be reasonable. Consequently, the amounts
  reflected in the Pro Forma Financials Statements are
  subject to change, and the final amounts may differ
  substantially.
  <P>
  /s/ Elliott, Tulk, Pryce, Anderson
  ----------------------------------
  Chartered Accountants
  Vancouver, B.C. Canada
  September 12, 2000
  <P>
                         Sierra Gigante Resources, Inc.
                         (A Development Stage Company)
                   Pro Forma Consolidated Balance Sheets
                              As at August 31, 2000
                                  (unaudited)

                               Sierra Gigante     Anmore
                               Resources, Inc.    Management Inc.   Adjustments Pro Forma
                                      $                 $                 $           $
  <P>
  Assets
  Current Assets
    Cash                            17,469                             (90,000)  (72,531)
    Prepaid expenses and other
      current assets                28,502                                        28,502
  --------------------------------------------------------------------------------------
                                    45,971                             (90,000)  (44,029)
  <P>
  Property, Plant and Equipment     90,479                                        90,479
  Mineral Properties                     1                                             1
  --------------------------------------------------------------------------------------
                                   136,451                             (90,000)   46,451
  ======================================================================================
  Liabilities and Stockholders' Equity
  <P>
  Current Liabilities
  <P>
    Accounts payable                10,591                                        10,591
    Note payable                    30,000                                        30,000
    Due to related parties          45,433                                        45,433
  --------------------------------------------------------------------------------------
                                    86,024                                        86,024
  --------------------------------------------------------------------------------------
  Stockholders' Equity
    Common stock - 25,000,000 shares
    authorized at $.001 par value,
    11,734,397, issued and
    outstanding                     11,724             210              (200)     11,734
  Additional paid-in capital       435,141                           (90,010)    345,131
  Stock based compensation -
    stock options                   31,620                                        31,620
  Deficit accumulated during the
    development stage             (428,058)           (210)              210    (428,058)
  --------------------------------------------------------------------------------------
  Total Stockholders' Equity        50,427                           (90,000)    (39,573)
  --------------------------------------------------------------------------------------
  Total Liabilities and
   Stockholders' Equity            136,451                           (90,000)     46,451
  ======================================================================================
  <P>

                         Sierra Gigante Resources, Inc.
                         (A Development Stage Company)
                   Pro Forma Consolidated Statements of Operations
                    For the Three Months Ended August 31, 2000
                                  (unaudited)
                          Sierra Gigante     Anmore              Pro Forma
                          Resources, Inc.    Management Inc.     Adjustments    Pro Forma
                                                                  (Note 2)
                                  $               $                   $               $
  Revenues
  ---------------------------------------------------------------------------------------
  Expenses
  General and administrative     36,966                                            36,966
       Selling and marketing      1,185                                             1,185
       Product development       16,756                                            16,756
       General exploration        3,321                                             3,321
  ---------------------------------------------------------------------------------------
  Total Expenses                 58,228                                            58,228
  ---------------------------------------------------------------------------------------
  Net Loss For The Period       (58,228)                                         (58,228)
  ---------------------------------------------------------------------------------------
  Basic Net Loss Per Share        (0.01)                                           (0.01)
  ---------------------------------------------------------------------------------------

                      Sierra Gigante Resources, Inc.
                       (A Development Stage Company)
                   Pro Forma Consolidated Balance Sheets
                           As at May 31, 2000
                               (unaudited)
                          Sierra Gigante     Anmore              Pro Forma
                          Resources, Inc.    Management Inc.     Adjustments    Pro Forma
                                                                  (Note 2)
                                  $               $                   $               $
  Assets
  Current Assets
       Cash                       3,586                            (90,000)     (86,414)
       Prepaid expenses and other
         current assets          33,758                                          33,758
  ---------------------------------------------------------------------------------------
                                 37,344                            (90,000)     (52,656)
  Property, Plant and
   Equipment                    103,187                                         103,187
  Mineral Properties                  1                                               1
  ---------------------------------------------------------------------------------------
                                140,532                            (90,000)      50,532
  ---------------------------------------------------------------------------------------
  Liabilities and Stockholders' Equity
  <P>
  Current Liabilities
       Accounts payable          11,036                                          11,036
       Due to related parties    31,841                                          31,841
  ---------------------------------------------------------------------------------------
                                 42,877                                          42,877
  ---------------------------------------------------------------------------------------
  Stockholders' Equity
  <P>
  Common stock - 25,000,000 shares
  authorized at $.001
  par value, 11,657,063,
  issued and outstanding         11,647           210                  (200)     11,657
  Additional paid-in capital    412,018                             (90,010)    322,008
  Common stock paid for
   but unissued                  12,200                                          12,200
  Stock based compensation
   - stock options               31,620                                          31,620
  Deficit accumulated during the
     development stage         (369,830)         (210)                  210    (369,830)
  ---------------------------------------------------------------------------------------
  Total Stockholders' Equity     97,655                             (90,000)      7,655
  ---------------------------------------------------------------------------------------
  Total Liabilities and
   Stockholders' Equity         140,532                             (90,000)     50,532
  =======================================================================================

                         Sierra Gigante Resources, Inc.
                        (A Development Stage Company)
               Pro Forma Consolidated Statements of Operations
                      For the Year Ended May 31, 2000
                                   (unaudited)
                          Sierra Gigante     Anmore              Pro Forma
                          Resources, Inc.    Management Inc.     Adjustments    Pro Forma
                                                                  (Note 2)
                                  $               $                   $               $
  Revenues
  ---------------------------------------------------------------------------------------
  Expenses
  General and administrative    112,965                                          112,965
       Selling and marketing     24,892                                           24,892
       Product development        7,275                                            7,275
       General exploration      122,400                                          122,400
  ---------------------------------------------------------------------------------------
  Total Expenses                267,532                                          267,532
  ---------------------------------------------------------------------------------------
  Net Loss For The Year        (267,532)                                        (267,532)
  ---------------------------------------------------------------------------------------
  Basic Net Loss Per Share        (0.02)                                           (0.02)
  =======================================================================================

  <P>
               Sierra Gigante Resources, Inc.
               (A Development Stage Company)
      Notes to Pro Forma Consolidated Financial Statements
                         (unaudited)
  <P>
  1.Pro Forma Transaction
  <P>
  Pursuant to an Agreement and Plan of Merger (the
  "Acquisition Agreement") effective September 12, 2000, the Company acquired 100% of all the issued and outstanding shares of common stock of Anmore Management
  Inc., a Delaware corporation, for $90,000 and 10,000 shares of the Company valued at a nominal $10. The
  Company has paid $5,000 as a down payment and management is in the process of raising funds to pay the balance.
  <P>
  The acquisition was approved by the Board of Directors and a majority of the shareholders of both Anmore
  Management Inc. and the Company on September 12, 2000.
  <P>
  Upon effectiveness of the acquisition, the Company elected to become the successor issuer to Anmore
  Management Inc. for reporting purposes under the Securities Exchange Act of 1934 ("the Act") and elects to report under the Act effective September 12, 2000.
  <P>
  As of the effective date of the Acquisition Agreement, Anmore Management Inc. shall assume the name of the Company. The Company's officers and directors will become the officers and directors of Anmore Management Inc.
  <P>
  The $90,000 will be treated for accounting purposes, as a reduction of the additional paid in capital and not as goodwill as the nature of the transaction was to allow
  Sierra Gigante Resources, Inc. to report under the Act by way of reorganization.
  <P>
  The Pro Forma Financial Statements are presented to disclose the effect of the above business combination as if it had consummated on August 31, 2000 and May 31, 2000.
  <P>
  2.Pro Forma Adjustment
  <P>
  The only adjustment is to reduce cash by $90,000 and reduce stockholders' equity by $90,000.
  <P>
                Sierra Gigante Resources, Inc.
                (A Development Stage Company)
  <P>
                            Index

  Report of Independent Accountants                   F 1
  <P>
  Report of Independent Auditors                      F 2
  <P>
  Balance Sheets                                      F-3
  <P>
  Statements of Operations                            F-4
  <P>
  Statement of Stockholders' Equity                   F-5
  <P>
  Statements of Cash Flows                            F-6
  <P>
  Notes to the Financial Statements              F-7 F-13
  <P>

               Independent Accountants' Report
  <P>
  To The Board of Directors
  of Sierra Gigante Resources, Inc.
  <P>
  We have reviewed the accompanying balance sheet of Sierra
  Gigante Resources, Inc. (A Development Stage Company) as
  of August 31, 2000 and the related statements of
  operations and cash flows for the three months ended
  August 31, 2000. These financial statements are the
  responsibility of the Company's management.
  <P>
  We conducted our review in accordance with standards
  established by the American Institute of Certified Public
  Accountants. A review of interim financial information
  consists principally of applying analytical procedures to
  financial data and of making inquiries of persons
  responsible for financial and accounting matters. It is
  substantially less in scope than an audit conducted in
  accordance with generally accepted auditing standards,
  the objective of which is the expression of an opinion
  regarding the financial statements taken as a whole.
  Accordingly, we do not express such an opinion.
  <P>
  Based on our review, we are not aware of any material
  modifications that should be made to such condensed
  consolidated financial statements for them to be in
  conformity with generally accepted accounting principles.
  <P>
  The accompanying financial statements have been prepared
  assuming that the Company will continue as a going
  concern. As discussed in Note 1 to the annual financial
  statements for the year ended May 31, 2000, certain
  conditions raise substantial doubt about its ability to
  continue as a going concern. Management's plans in regard
  to these matters are also described in Note 1 to the
  financial statements.
  <P>
  We have previously audited, in accordance with generally
  accepted auditing standards, the balance sheet of Sierra
  Gigante Resources, Inc. as of May 31, 2000 and the
  related statements of operations, stockholders' equity,
  and cash flows for the year then ended; and in our report
  dated July 6, 2000, we expressed an unqualified opinion
  on those financial statements and included an explanatory
  paragraph concerning matters that raise substantial doubt
  about the Company's ability to continue as a going
  concern. In our opinion, the information set forth in the
  accompanying balance sheet as of May 31, 2000 is fairly
  stated, in all material respects, in relation to the
  balance sheet from which it has been derived. The
  financial statements of Sierra Gigante Resources, Inc. as
  of May 31, 1999, and the related statements of
  operations, stockholders' equity and cash flows for the
  period from June 3, 1998 (date of inception) to the year
  ended May 31, 1999 were audited by other auditors, whose
  report dated July 29, 1999, expressed an unqualified
  opinion on those statements.
  <P>
  /s/ "Elliott, Tulk, Pryce, Anderson"
  <P>
  Chartered Accountants
  Vancouver, Canada
  September 11, 2000
  <P>
               Report of Independent Auditors
  <P>
  To The Board of Directors
  of Sierra Gigante Resources, Inc.
  <P>
  We have audited the accompanying balance sheets of Sierra
  Gigante Resources, Inc. (A Development Stage Company) as
  of May 31, 2000, and the related statements of
  operations, stockholders' equity and cash flows for the
  year then ended. These financial statements are the
  responsibility of the Company's management. Our
  responsibility is to express an opinion on these
  financial statements based on our audit. The financial
  statements of Sierra Gigante Resources, Inc. as of May
  31, 1999, and the related statements of operations,
  stockholders' equity and cash flows for the period from
  June 3, 1998 (date of inception) to the year ended May
  31, 1999 were audited by other auditors, whose report
  dated July 29, 1999, expressed an unqualified opinion on
  those statements.
  <P>
  We conducted our audit in accordance with generally
  accepted auditing standards in the United States. Those
  standards require that we plan and perform the audit to
  obtain reasonable assurance about whether the financial
  statements are free of material misstatement. An audit
  includes examining, on a test basis, evidence supporting
  the amounts and disclosures in the financial statements.
  An audit also includes assessing the accounting
  principles used and significant estimates by management,
  as well as evaluating the overall financial statement
  presentation. We believe that our audit provides a
  reasonable basis for our opinion.
  <P>
  In our opinion, the financial statements referred to
  above presents fairly, in all material respects, the
  financial position of Sierra Gigante Resources, Inc. (A
  Development Stage Company), as of May 31, 2000, and the
  related statements of operations, stockholders' equity
  and cash flows for the year ended May 31, 2000, in
  conformity with generally accepted accounting principles
  in the United States.
  <P>
  The accompanying financial statements have been prepared
  assuming the Company will continue as a going concern. As
  discussed in Note 1 to the financial statements, the
  Company has losses from operations since inception, no
  source of revenues and insufficient working capital
  available to meet purchase/option obligations. These
  factors raise substantial doubt about the Company's
  ability to continue as a going concern. Management's
  plans in regard to these matters are also discussed in
  Note 1. These financial statements do not include any
  adjustments which might result from the outcome of this
  uncertainty.
  <P>
  /s/ "Elliott, Tulk, Pryce, Anderson"
  <P>
  Chartered Accountants
  Vancouver, Canada
  July 6, 2000
  <P>
               SIERRA GIGANTE RESOURCES, INC.
              (A DEVELOPMENT STAGE COMPANY)
  <P>
                   FIANNCIAL STATEMENTS
  <P>
             Sierra Gigante Resources, Inc.
             (A Development Stage Company)
                     Balance Sheets

                                                  August 31,     May 31,     May 31,
                                                     2000         2000        1999
                                                      $            $           $
                                                  (unaudited)
                                  Assets
  Current Assets
  Cash                                              17,469         3,586      8,975
  Prepaid expenses and other current assets         28,502        33,758        600
  -------------------------------------------------------------------------------------
                                                    45,971        37,344      9,575
  <P>
  Property, Plant and Equipment [Note 3]            90,479       103,187      2,121
  Mineral Properties [Note 4]                            1             1     44,587
                                                   136,451       140,532     56,283
  -------------------------------------------------------------------------------------
                          Liabilities and Stockholders' Equity
  <P>
  Current Liabilities
       Accounts payable                             10,591        11,036      2,110
       Note payable [Note 5]                        30,000
       Due to related parties [Note 6]              45,433        31,841     16,506
  -------------------------------------------------------------------------------------
                                                    86,024        42,877     18,616
  -------------------------------------------------------------------------------------
  Contingent Liability [Note 1]
  Commitments [Note 4]
  Subsequent Event and Pro Forma Information [Notes 10 and 11]
  <P>
  Stockholders' Equity
    Common stock - 25,000,000 shares authorized
    at $.001 par value, 11,724,397, 11,647,063 and
    9,041,396 issued and outstanding, respectively  11,724        11,647      9,041
  Additional paid-in capital                       435,141       412,018    130,924
  Common stock paid for but unissued                              12,200
  Stock based compensation - stock options          31,620        31,620
  Deficit accumulated during the
   development stage                              (428,058)     (369,830)  (102,298)
  ---------------------------------------------------------------------------------------
                                                    50,427        97,655     37,667
  ---------------------------------------------------------------------------------------
                                                   136,451       140,532     56,283
  =======================================================================================
  <P>
  (See accompanying notes)
                                     F-3

                          Sierra Gigante Resources, Inc.
                          (A Development Stage Company)
                            Statements of Operations
                               Accumulated
                                  From
                               June 3, 1998      For the        For the     June 3, 1998
                            (Date of Inception) Three Months      Year        (Date of
                                   To             Ended          Ended        Inception)
                              August 31, 2000  August 31, 2000 May 31, 2000       To
                                   $               $               $         May 31, 1999
                                 (unaudited)     (Unaudited)                         $
  <P>
  Revenues
  -------------------------------------------------------------------------------------
  Expenses
   General and Administrative
     Accounting and legal               53,874     4,899          42,558           6,417
     Bank charges                        1,720       615             954             151
     Consulting                        102,614    12,000          36,846          53,768
     Depreciation                        1,179       208             832             139
     Investor relations                 10,380    10,380
     Office, telephone and rent         50,042     8,596          29,886          11,560
     Transfer agent and regulatory       2,157       268           1,889
  --------------------------------------------------------------------------------------
                                       221,966    36,966         112,965          72,035
  --------------------------------------------------------------------------------------
  Selling and Marketing
   Advertising                           4,218                     4,218
     Travel and promotion               24,070     1,185          20,674           2,211
  --------------------------------------------------------------------------------------
                                        28,288     1,185          24,892           2,211
  --------------------------------------------------------------------------------------
  Product Development
      Consulting                         9,818     3,708           6,110
      Depreciation                      12,500    12,500
      Internet and Web Site              1,713       548           1,165
  --------------------------------------------------------------------------------------
                                        24,031    16,756           7,275
  --------------------------------------------------------------------------------------
  Exploration Costs
      General exploration               31,384     3,321              11          28,052
      Mineral properties written-off   122,389                   122,389
  --------------------------------------------------------------------------------------
                                       153,773     3,321         122,400          28,052
  --------------------------------------------------------------------------------------
  Total Expenses                       428,058    58,228         267,532         102,298
  --------------------------------------------------------------------------------------
  Net Loss For The Year               (428,058)  (58,228)       (267,532)       (102,298)
  ======================================================================================
  Basic Net Loss Per Share                         (0.01)          (0.02)          (0.01)
  ======================================================================================
  Weighted Average Shares Outstanding         11,673,000      10,976,000       8,720,000
  ======================================================================================
  <P>
  Diluted net loss per share has not been disclosed
  as the result is anti-dilutive.
  <P>
  (See accompanying notes)
                                     F-4

                          Sierra Gigante Resources, Inc.
                          (A Development Stage Company)
                         Statement of Stockholders' Equity
                                                                 Additional
                                             Common Stock        Paid-in     Accumulated
                                          Shares        Amount   Capital     Deficit
                                            #             $         $            $
  --------------------------------------------------------------------------------------
  Balance at June 3, 1998
   (Date of Inception)
  Issuance of Shares:
  Rule 144 restricted shares for cash     8,000,000     8,000
   Unrestricted shares for cash             761,160       761       52,579
   Rule 504 unrestricted shares for cash     71,752        72       18,095
   Rule 504 unrestricted shares for
    conversion of convertible debentures    208,484       208       60,250
  <P>
  Net Loss For The Period                                                      (102,298)
  --------------------------------------------------------------------------------------
  Balance at May 31, 1999                 9,041,396     9,041      130,924     (102,298)
  Issuance of Shares:
  Rule 144 restricted shares for cash     2,000,000     2,000
  Rule 504 unrestricted shares for
   conversion of notes payable              505,667       506      151,194
  Rule 504 unrestricted shares for cash     100,000       100       29,900
  Previously issued restricted shares
   transferred to acquire property [Note 3]                        100,000
  <P>
  Net Loss For The Year                                                        (267,532)
  --------------------------------------------------------------------------------------
  Balance at May 31, 2000                11,647,063    11,647      412,018     (369,830)
  Rule 504 unrestricted shares for cash      77,334        77       23,123
  Net Loss for the Period                                                       (58,228)
  --------------------------------------------------------------------------------------
  Balance at August 31, 2000 (unaudited) 11,724,397    11,724      435,141      428,058
  ======================================================================================
  <P>
  (See accompanying notes)
                                   F-5

                           Sierra Gigante Resources, Inc.
                           (A Development Stage Company)
                             Statements of Cash Flows
                                 Accumulated
                                    From
                               June 3, 1998      For the        For the     June 3, 1998
                             (Date of Inception) Three Months      Year        (Date of
                                   To             Ended          Ended        Inception)
                              August 31, 2000  August 31, 2000 May 31, 2000       To
                                   $               $               $         May 31, 1999
                                 (unaudited)     (Unaudited)                         $
  --------------------------------------------------------------------------------------
  Cash Flows from Operating Activities:
   Net loss                          (428,058)      (58,228)       (267,532)    (102,298)
   Adjustment to reconcile net loss to cash
    Depreciation and amortization      13,679        12,708             832          139
    Mineral properties written off    122,389                       122,389
    Stock based compensation           31,620                        31,620
  Changes to non-cash working capital items
    Increase in prepaid expenses and other
     current assets                   (28,502)        5,256         (33,158)        (600)
    Increase in accounts payable       10,591          (445)          8,926        2,110
  --------------------------------------------------------------------------------------
  Net Cash Used in Operating
   Activities                        (278,281)      (40,709)       (136,923)    (100,649)
  --------------------------------------------------------------------------------------
  Cash Flows from Financing Activities:
  Proceeds from related party loans     45,433       13,592          15,335       16,506
  Proceeds from issuance of convertible
   debentures                           60,458                                    60,458
  Proceeds from notes payable          193,900       30,000         163,900
  Proceeds from issuance of shares     122,507       11,000          32,000       79,507
  --------------------------------------------------------------------------------------
  Net Cash Provided by
   Financing Activities                422,298       54,592         211,235      156,471
  --------------------------------------------------------------------------------------
  Cash Flows to Investing Activities:
  Acquisition of property,
   plant and equipment                  (4,158)                      (1,898)      (2,260)
  Mineral property costs              (122,390)                     (77,803)     (44,587)
  --------------------------------------------------------------------------------------
  Net Cash Used in
   Investing Activities               (126,548)                     (79,701)     (46,847)
  --------------------------------------------------------------------------------------
  Increase (Decrease) in Cash
   During the Year                      17,469       13,883          (5,389)       8,975
  Cash - Beginning of Year                            3,586           8,975
  --------------------------------------------------------------------------------------
  Cash - End of Year                    17,469       17,469           3,586        8,975
  ======================================================================================
  Non-Cash Financing Activities
  Convertible debentures were
   converted into
   208,484 shares.                      60,458                                    60,458
  The Company acquired property
   through the transfer of
   500,000 previously issued restricted
   shares at a fair value
   of $100,000.                        100,000                      100,000
  The Company issued 505,667 shares
   at a fair market
   value of $0.30 per share to
   repay notes payable.                151,700                      151,700
  Stock based compensation
   - stock options [Note 8[b]]          31,620                       31,620
  ======================================================================================
  Supplemental Disclosures:
    Interest paid
    Income taxes paid
  ======================================================================================
  <P>
  (See accompanying notes)
                                  F-6

  <P>
               Sierra Gigante Resources, Inc.
               (A Development Stage Company)
              Notes to Financial Statements
  <P>
  1.   Nature of Operations and Continuance of Business
  <P>
  Sierra Gigante Resources, Inc. (the "Company") was incorporated on June 3, 1998, in the State of Nevada. The
  Company currently has yet to generate any revenues and in accordance with SFAS #7, is considered a development stage company. Shares of the Company currently trade on PinkSheets under the ticker symbol "SGIG". Please see
  Note 10 regarding a subsequent merger and reorganization.
  <P>
  From inception to March 14, 2000 the Company was actively engaged in the acquisition and exploration of mineral properties containing gold, silver, copper, zinc and/or other mineral deposits. The Company operated its preliminary business as an exploration stage company with the intent to receive income from property sales, joint ventures or other business arrangements with larger companies, rather than developing and placing its properties into production on its own.
  <P>
  Pursuant to an Assignment Agreement dated March 14, 2000 and completed May 9, 2000 the Company acquired an Internet Web Site from Isoplus Quality Systems Ltd. of
  Vancouver, BC ("Isoplus"). Isoplus developed an Internet e-commerce business concept which features an Internet
  Web Site specializing in industrial auctions, with self-listing capability, and allows for the creation of virtual industrial malls on a country-by-country basis.
  The Company intends to develop a compelling environment to foster a large and growing commerce-oriented auction
  Web Site under the brand name "B2Bauctionworld.net". The
  Company arranged for 500,000 previously issued restricted common shares be transferred to Isoplus. The fair value of the shares was $100,000 at the time of issuance. The transaction was recorded as additional paid in capital as the transaction did not result in the issuance of treasury shares. The sole shareholder of Isoplus also received a stock option to acquire 50,000 shares at a price of $0.40 per share expiring two years from date of grant.
  <P>
  The Company does not have significant cash or other material assets, nor does it have an established source of revenues needed to cover its operating costs and to allow it to continue as a going concern. The Company has ongoing overhead expenses and will require significant capital to execute upon its business plan to bring its new business to market. These factors raise substantial doubt as to the ability to continue operations. These financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company's ability to meet those obligations and continue as a going concern is dependent upon raising new capital through issuing debt and/or equity securities and then to generate revenues and profits.
  <P>
  2.Summary of Significant Accounting Policies
  <P>
  Use of Estimates and Assumptions
  <P>
  The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
  <P>
  Property, Plant and Equipment
  <P>
  Office equipment is recorded at cost. Depreciation is computed on a straight-line basis using an estimated useful life of five years.
  <P>
  Internet Web Site is recorded at cost. Amortization is computed on a straight-line basis using an estimated useful life of two years.
  <P>
  Year End
  <P>
  The Company's fiscal year end is May 31.
  <P>
                         F-7
  <P>
  2.  Summary of Significant Accounting Policies
  (continued)
  <P>
  Basic and Diluted Net Income (Loss) per Share
  <P>
  The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share" (SFAS
  128). SFAS 128 requires presentation of both basic an diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders
  (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.
  <P>
  Mineral Properties
  <P>
  All costs related to mineral properties with development potential, including mineral claim acquisition costs and exploration and development expenditures are deferred until the related mineral claims are abandoned, sold or achieve commercial production. At that time, the costs will be either amortized against income from future mining operations or written off. All grassroots exploration costs, which are costs incurred while probing for prospective development sites, are charged to expense as incurred.
  <P>
  During 1997, the Securities and Exchange Commission staff reconsidered existing accounting practices for mineral expenditures by United States junior mining companies.
  They now interpret generally accepted accounting policy for junior mining companies to permit capitalization of acquisition, exploration and development costs only after persuasive engineering evidence is obtained to support recoverability of these costs. Up to 1993 a total of 64 holes totalling 85,424 feet were drilled and samples tested. An independent engineer has deemed the properties to contain profitable reserves of base metals in excess of property costs incurred.
  <P>
  The amount shown for mineral properties and development represents costs to date and does not necessarily reflect present or future values. The full recovery of the above mentioned costs depends on a combination of different factors, including:
  <P>
       (i)   future metal prices;
       (ii) the results of future exploration, and further discovery and development of reserves; and
       (iii) to the extent necessary, the procurement of additional capital and financing to carry out future activities. The carrying amount of mineral properties, proved and unproved, is evaluated at least annually and reduced if these properties are impaired.
  <P>
  Cash and Equivalents
  <P>
  For the purpose of the statements of cash flows, all highly liquid investments with the maturity of three months or less are considered to be cash equivalents.
  <P>
  Income Taxes
  <P>
  Income taxes are provided for using the liability method of accounting in accordance with Statements of Financial
  Accounting Standards No. 109 "Accounting for Income
  Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.
  <P>
  Foreign Currency Translation
  <P>
  Revenue, expenses and non-monetary balance sheet items in foreign currencies are translated into U.S. dollars at the rate of exchange prevailing on the transaction dates. Monetary balance sheet items are translated at the rate prevailing at the balance sheet date. The resulting exchange gain or loss is included in expenses.
  <P>
                         F-8
  <P>
  2. Summary of Significant Accounting Policies (continued)
  <P>
  Accounting for Stock-Based Compensation
  <P>
  SFAS No. 123, "Accounting for Stock-Based Compensation," requires that stock awards granted subsequent to January
  1, 1995, be recognized as compensation expense based on their fair value at the date of grant. Alternatively, a company may account for granted stock awards under Accounting Principles Board Opinion (APB) No. 25,
  "Accounting for Stock Issued to Employees," and disclose pro forma income amounts which would have resulted from recognizing such awards at their fair value. The Company has elected to account for stock-based compensation expense under APB No. 25 and make the required pro forma disclosures for compensation expense (see Note 7).
  <P>
  Financial Instruments
  <P>
  The fair value of the Company's current assets and current liabilities were estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments. The Company operates in Canada and virtually all of its assets and liabilities are giving rise to significant exposure to market risks from changes in foreign currency rates. The financial risk is the risk to the Company's operations that arise from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.
  <P>
  Product Development Costs
  <P>
  Product development costs consist of expenses incurred by the Company in the development and creation of its B2Bauctionworld Web Site. Product development costs include compensation and related expenses for programmers and costs incurred in developing features and functionality of the service. Product development costs are expensed as incurred.
  <P>
  New Accounting Pronouncements
  <P>
  Effective January 1, 1998, the Company adopted Statement of Accounting Standards No. 131 (SFAS 131), Disclosures about Segments of an Enterprise and Related Information.
  This statement requires the Company to report income/loss, revenue, expense and assets by business segment including information regarding the revenues derived from specific products and services and about the countries in which the Company is operating. The
  Statement also requires that the Company report descriptive information about the way that operating segments were determined, the products and services provided by the operating segments, differences between the measurements used in reporting segment information and those used in the Company's general-purpose financial statements and changes in the measurement of segment amounts from period to period. As noted above this statement establishes standards for reporting and display and has no material effect on the Company's financial condition or results of operations.
  <P>
  3.Property, Plant and Equipment

                                                       August 31,     May 31,     May 31,
                                                          2000         2000        1999
                                        Accumulated     Net Book    Net Book     Net Book
                               Cost     Amortization     Value        Value        Value
                                 $            $            $            $            $
                                                      (unaudited)
  <P>
  Internet Web Site          100,000       12,500        87,500      100,000
  Office equipment             4,158        1,179         2,979        3,187        2,121
  ---------------------------------------------------------------------------------------
                             104,158       13,679        90,479      103,187        2,121
  =======================================================================================

  <P>
  Pursuant to an Assignment Agreement dated March 14, 2000 and completed May 9, 2000 the Company acquired an Internet Web Site from Isoplus Quality Systems Ltd. of
  Vancouver, BC ("Isoplus"). Isoplus developed an Internet e-commerce business concept which features an Internet
  Web Site specializing in industrial auctions, with self-listing capability, and allows for the creation of virtual industrial malls on a country-by-country basis.
  The Company arranged for 500,000 previously issued restricted common shares be transferred to Isoplus. The fair value of the shares was $100,000 at the time of issuance. The transaction was recorded as additional paid in capital as the transaction did not result in the issuance of treasury shares. The sole shareholder of Isoplus has also received a stock option to acquire
  50,000 shares at a price of $0.40 per share expiring two years from date of grant.
  <P>
                          F-9
  <P>
  4.Mineral Properties

                                                        May 31,     May 31,
                                                          2000        1999
                                                            $           $
  <P>
       Acquisition costs                                 33,333      33,333
       Exploration and title maintenance costs           89,057      11,254
       Less written-off to operations                  (122,389)
  ---------------------------------------------------------------------------------
                                                              1      44,587
  =================================================================================

  <P>
  On April 20, 1999, the Company entered into a purchase/option agreement for 100% equity in NPR (USA)
  Inc. (NPR). NPR, incorporated in Utah, is the registered and beneficial owner of a 100% undivided interest in 17 patented and 40 unpatented contiguous mining claims in the Fish Springs Mining District in Utah. The agreement calls for the Company to make payments, payable in Canadian dollars, for the purchase of NPR (USA) Inc.
  totalling Cnd$500,000 (US$333,333), and for the Company to expend a minimum of Cnd$1,500,000 (US$1,000,000) in exploration expenditures on the property over a four year period.
  The following is a schedule of annual payments to be made by the Company:

                                                    Minimum
                                      Equity        Exploration
                                      Payments      Expenditures
           Payment Due Date              $               $
  <P>
           April 20, 1999 (paid)       33,333
           October 20, 2000            66,667       133,333
           October 20, 2001           100,000       200,000
           October 20, 2002           133,333       333,333
           October 20, 2003                         333,334
  -----------------------------------------------------------------
           Total                      333,333     1,000,000
  =================================================================

  <P>
  The agreement has a provision that provides for a vesting of equity based on a proportional amount paid once the Company has made a minimum of $100,000 in aggregate equity payments and a minimum of $133,333 in exploration expenditures.
  On July 28, 2000, the Company terminated the purchase/option agreement as a result, as at May 31, 2000, the Company wrote off $122,389 to operations leaving a nominal $1 net book value.
  <P>
  5.Note Payable
  <P>
  The note payable is unsecured, bears interest at prime plus 1% and is due on demand.
  <P>
  6.Due to Related Parties
  <P>
  Amounts owing to related parties are unsecured, non-interest bearing and due on demand.
  <P>
                         F-10
  <P>
  7.Income Taxes
  <P>
  There is no provision for income taxes due to net loss as incurred and no state income tax in Nevada, the state of the Company's domicile. The Company's total deferred tax asset as of August 31, 2000, May 31, 2000 and 1999, is as follows:

                          May 31,          May 31,
                           2000             1999
                             $                $
  <P>
  Net operating loss      267,532          102,148
  Valuation allowance     267,532          102,148
  ---------------------------------------------------
  Net deferred tax asset
  ===================================================

  <P>
  The federal net operating loss carryover will expire in 2018 and 2019.
  <P>
  8.Stock Option Plan
  <P>
  (a)    On August 2, 1999, the Company reserved 1,104,139
  shares pursuant to a stock option plan. On August 2, 1999 the Company granted stock options to certain officers, directors and employees to acquire 1,104,139 shares at $0.10 per share expiring August 2, 2000. During the year the Company extinguished stock options to two directors to acquire 320,828 shares.
  On March 14, 2000 the Company issued to a certain employee to acquire 50,000 shares at $0.40 per share expiring March 14, 2002.
  <P>
  The weighted average number of shares under option and option price for the year ended May 31, 2000 is as follows:
  <P>

                                  August 31, 2000              May 31, 2000
                                  ---------------              ------------
                                    (unaudited)
                                 Shares      Option        Shares       Option
                              under option   Price      Under option    Price
                                   #           $             #            $
  Beginning of period           783,311       .10
  Granted                        50,000       .40       1,104,139         .10
  Exercised
  Cancelled                                               320,828        (.10)
  Lapsed                       (783,311)     (.10)
  ----------------------------------------------------------------------------------
  End of period                  50,000       .40         783,311         .10
  ==================================================================================

  <P>
  There were no options granted at anytime during fiscal
  1999.
  The options are granted for services provided to the Company. Statement of Financial Accounting Standards No.
  123 ("SFAS 123") requires that an enterprise recognize, or at its option, disclose the impact of the fair value of stock options and other forms of stock based compensation in the determination of income. The Company has elected under SFAS 123 to continue to measure compensation cost on the intrinsic value basis set out in APB Opinion No. 25. As options are granted at exercise prices based on the market price of the Company's shares at the date of grant, no compensation cost is recognized.
  However, under SFAS 123, the impact on net income and income per share of the fair value of stock options must be measured and disclosed on a fair value based method on a pro forma basis.
  <P>
  The fair value of the employee's purchase rights under SFAS 123, was estimated using the Black-Scholes model:
  risk free interest rate was 5.0%, expected volatility of 100%, an expected option life of one year and no expected dividends.
  <P>
                       F-11
  <P>
  8.Stock Option Plan (continued)
  <P>
  If compensation expense had been determined pursuant to SFAS 123, the Company's net loss and net loss per share for the following period would have been as follows:

                                     August 31,         May 31,          May 31,
                                       2000              2000             1999
                                        $                 $                 $
                                     (Unaudited)
  Net loss
       As reported                    (58,228)          (247,441)
       Pro forma                      (64,928)          (273,541)
  Basic net loss per share
       As reported                       (.01)              (.02)
       Pro forma                         (.01)              (.02)

  <P>
  (b)Performance Stock Plan
  <P>
  The Company has allotted 400,000 shares to be issued
  pursuant to a Performance Stock Plan approved and
  registered May 1, 2000. There are options to acquire
  200,000 shares, exercisable at $0.30 per share, currently
  granted pursuant to this plan. Upon granting, and
  vesting, of these stock options, compensation of $31,620
  was recorded during the year ended May 31, 2000.
  <P>
  9.Segmented Information
  <P>
  The Company has adopted SFAS No. 131 Disclosure About
  Segments of an Enterprise and related information.
  The business of the Company is carried on in two industry
  segments one being an exploration stage company in
  mineral properties and the other  being the development
  of an E-commerce Web Site specializing in industrial
  auction services to individual and corporate subscribers.
  <P>
  The Company operates in two geographic segments, one
  being Canada, located in Vancouver, BC and the other
  being the United States, located in Fish Springs, Utah.
  <P>
  The Company's head office is in Vancouver, BC, Canada.
  The head office does not conduct any business
  specifically related to mineral properties and the
  Internet. Its sole purpose is to provide administration,
  investor relations services and services relating to
  being a public company. Included in general and
  administrative expenses and net loss is $112,965
  (1999 - $72,035) relating to such activities. The net
  loss relating to general exploration costs in the United
  States amounted to $11 (1999 - $28,052). The net loss
  relating to Internet activities in Canada amounted to
  $7,275 (1999 - $Nil).
  <P>
  10.Subsequent Event
  <P>
  Pursuant to an Agreement and Plan of Merger (the
  "Acquisition Agreement") effective September 12, 2000,
  the Company acquired 100% of all the issued and
  outstanding shares of common stock of Anmore Management
  Inc., a Delaware corporation, for $90,000 and 10,000
  shares of the Company valued at a nominal $10. The
  Company has paid $5,000 as a down payment and management
  is in the process of raising funds to pay the balance.
  <P>
  The acquisition was approved by the Board of Directors
  and a majority of the shareholders of both Anmore
  Management Inc. and the Company on September 12, 2000.
  <P>
  Upon effectiveness of the acquisition, the Company
  elected to become the successor issuer to Anmore
  Management Inc. for reporting purposes under the
  Securities Exchange Act of 1934 ("the Act") and elects to
  report under the Act effective September 12, 2000.
  <P>
  As of the effective date of the Acquisition Agreement,
  Anmore Management Inc. shall assume the name of the
  Company. The Company's officers and directors will become
  the officers and directors of Anmore Management Inc.
  The $90,000 will be treated for accounting purposes, as a
  reduction of the additional paid in capital and not as
  goodwill as the nature of the transaction was to allow
  Sierra Gigante Resources, Inc. to report under the Act by
  way of reorganization.
  <P>
                         F-12
  <P>
  <P>
  Index to Exhibits
  <P>
  2.1     Agreement and Plan of Merger between Anmore
          Management Inc. and Sierra Gigante Resources Inc.
          dated September 12, 2000.
  3.1     Articles of Incorporation of Sierra Gigante
          Resources Inc.
  3.2     Bylaws of Sierra Gigante Resources, Inc.
  17.1    Resignation Letter of Gerald Ghini
  27.1    Financial Data Schedule
  <P>
                        SIGNATURES
  <P>
  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report
  to be signed on its behalf by the undersigned hereunto
  duly authorized.
  <P>
                              Sierra Gigante Resources Inc.
                              a Nevada corporation
  <P>
                              By: /s/ Raymond Merry
                              -----------------------------
                              Raymond Merry, President,
                              CEO and Director
  <P>
  DATED: September 22, 2000
  <P>